RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,
                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,
                                Master Servicer,

                                       and
                         BANK ONE, NATIONAL ASSOCIATION,
                                     Trustee

                               SERIES SUPPLEMENT,
                          DATED AS OF OCTOBER 1, 2001,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT

                            Dated as of July 1, 2001

                       Mortgage Pass-Through Certificates

                                 Series 2001-S23

                                                 TABLE OF CONTENTS

                                                                                                               Page
                                                     ARTICLE I

                                                    DEFINITIONS
         Section 1.01      Definitions............................................................................6
         Section 1.02      Use of Words and Phrases..............................................................29
         Section 1.03      Determination of LIBOR................................................................29

                                                    ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES
         Section 2.01      Conveyance of Mortgage Loans.  (See Section 2.01 of the
                           Standard Terms).......................................................................30
         Section 2.02      Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)......................30
         Section 2.03      Representations, Warranties and Covenants of the Master Servicer and the
                           Company...............................................................................30
         Section 2.04      Representations and Warranties of Sellers. (See Section 2.04 of the Standard
                           Terms)................................................................................33
         Section 2.05      Execution and Authentication of Certificates..........................................33
         Section 2.06      Conveyance of Uncertificated REMIC I and REMIC II Regular Interests;
                           Acceptance by the Trustee.............................................................33
         Section 2.07      Issuance of Certificates Evidencing Interest in REMIC III.............................34

                                                    ARTICLE III

                                           ADMINISTRATION AND SERVICING
                                                 OF MORTGAGE LOANS

                                                    ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS
         Section 4.01      Certificate Account.  (See Section 4.01 of the Standard Terms)........................35
         Section 4.02      Distributions.........................................................................35
         Section 4.03      Statements to Certificateholders.  (See Section 4.03(a) through (d) of the
                           Standard Terms and Exhibit Four attached hereto)......................................51
         Section 4.04      Distribution of Reports to the Trustee and the Company; Advances by the
                           Master Servicer. (See Section 4.04 of the Standard Terms).............................51
         Section 4.05      Allocation of Realized Losses.........................................................51






         Section 4.06      Reports of Foreclosures and Abandonment of Mortgaged Property.  (See
                           Section 4.06 of the Standard Terms)...................................................53
         Section 4.07      Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of the
                           Standard Terms).......................................................................53
         Section 4.08      Surety Bond.  (See Section 4.08 of the Standard Terms)................................53
         Section 4.09      Distributions on the Uncertificated REMIC I Regular Interests.........................53
         Section 4.10      Distributions on the Uncertificated REMIC II Regular Interests........................53
         Section 4.11      Distributions on the Uncertificated Class A-V REMIC Regular
                           Interests.............................................................................55

                                                     ARTICLE V

                                                 THE CERTIFICATES
         Section 5.01.     The Certificates.  (See Section 5.01 of the Standard Terms)...........................56
         Section 5.02.     Registration of Transfer and Exchange of Certificates.................................56
         Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.  (See Section 5.03 of the
                           Standard Terms).......................................................................56
         Section 5.04.     Persons Deemed Owners.  (See Section 5.04 of the Standard Terms)......................56
         Section 5.05.     Appointment of Paying Agent.  (See Section 5.05 of the Standard
                           Terms)................................................................................56

                                                    ARTICLE VI

                                        THE COMPANY AND THE MASTER SERVICER

                                                    ARTICLE VII

                                                      DEFAULT

                                                   ARTICLE VIII

                                              CONCERNING THE TRUSTEE

                                                    ARTICLE IX

                                                    TERMINATION

                                                     ARTICLE X

                                                 REMIC PROVISIONS
         Section 10.01     REMIC Administration.  (See Section 10.01 of the Standard Terms)......................61
         Section 10.02     Master Servicer; REMIC Administrator and Trustee Indemnification.  (See
                           Section 10.02 of the  Standard Terms).................................................61
         Section 10.03     Designation of REMIC(s)...............................................................61






         Section 10.04     [Reserved]............................................................................61
         Section 10.05     Compliance with Withholding Requirements..............................................61

                                                    ARTICLE XI

                                             MISCELLANEOUS PROVISIONS
         Section 11.01     Amendment.  (See Section 11.01 of the Standard Terms).................................62
         Section 11.02     Recordation of Agreement.  Counterparts.  (See Section 11.02 of the Standard
                           Terms)................................................................................62
         Section 11.03     Limitation on Rights of Certificateholders.  (See Section 11.03 of the
                           Standard Terms).......................................................................62
         Section 11.04     Governing Laws.  (See Section 11.04 of the Standard Terms)............................62
         Section 11.05     Notices...............................................................................62
         Section 11.06     Required Notices to Rating Agency and Subservicer.  (See Section 11.06 of
                           the Standard Terms)...................................................................63
         Section 11.07     Severability of Provisions. (See Section 11.07 of the Standard Terms).................63
         Section 11.08     Supplemental Provisions for Resecuritization.  (See Section 11.08 of the
                           Standard Terms).......................................................................63
         Section 11.09     Allocation of Voting Rights...........................................................63

                                                    ARTICLE XII

                                                    [RESERVED]

EXHIBITS

Exhibit One:               Mortgage Loan Schedule for Loan Group 1
Exhibit Two:               Mortgage Loan Schedule for Loan Group 2
Exhibit Three:             Schedule of Discount Fractions
Exhibit Four:              Information to be Included in
                           Monthly Distribution Date Statement
Exhibit Five:              Standard Terms of Pooling and Servicing
                           Agreement dated as of July 1, 2001
Exhibit Six:               Aggregate Planned Principal Balances

         This is a Series Supplement, dated as of October 1, 2001 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2001 and attached as Exhibit Five hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and BANK ONE, NATIONAL ASSOCIATION, as Trustee (together with its permitted successors and assigns, the "Trustee").

                              PRELIMINARY STATEMENT

         The Company intends to sell Mortgage Pass-Through Certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund. As provided herein, the REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of REMIC I (as defined herein), and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as "REMIC I." The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein). A segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests will be designated as "REMIC II" and the REMIC Administrator will make a separate REMIC election with respect thereto. The Uncertificated REMIC II Regular Interests will be "regular interests" in REMIC II and the Class R-II Certificates will be the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions. A segregated pool of assets consisting of the Uncertificated REMIC II Regular Interests will be designated as "REMIC III" and the REMIC Administrator will make a separate REMIC election with respect thereto. The Class 1-A-1 Certificates, Class 1-A-2 Certificates, Class 1-A-3 Certificates, Class 1-A-4 Certificates, Class 1-A-5 Certificates, Class 1-A-6 Certificates, Class 1-A-7 Certificates, Class 1-A-8 Certificates, Class 1-A-9 Certificates, Class 1-A-10 Certificates, Class 1-A-11 Certificates, Class 1-A-12 Certificates, Class 1-A-13 Certificates, Class 1-A-14 Certificates, Class 1-A-15 Certificates, Class 1-A-16 Certificates, Class 1-A-17 Certificates, Class 1-A-18 Certificates, Class 1-A-19 Certificates, Class 1-A-20 Certificates, Class 1-A-P Certificates, Class 2- A-1 Certificates, Class 2-A-2 Certificates, Class 2-A-3 Certificates, Class 2-A-4 Certificates, Class 2-A-5 Certificates, Class 2-A-6 Certificates, Class 2-A-7 Certificates, Class 2-A-8 Certificates, Class 2-A-9 Certificates, Class 2-A-10 Certificates, Class 2-A-11 Certificates, Class 2-A-12 Certificates, Class 2-A-13 Certificates, Class 2-A-P Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Uncertificated Class 1-A-V REMIC Regular Interests and Uncertificated Class 2-A-V REMIC Regular Interests will be "regular interests" in REMIC III and the Class R-III Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions. The Class 1-A-V and Class 2-A-V Certificates will represent the entire beneficial ownership interest in the Uncertificated Class 1-A-V REMIC Regular Interests and the Uncertificated Class 2-A-V

REMIC Regular Interests, respectively.

         The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. Any cross-reference to a section of the Pooling and Servicing Agreement, to the extent the terms of the Standard Terms and Series Supplement conflict with respect to that section, shall be a cross-reference to the related section of the Series Supplement. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of the Series Supplement.

         The following table irrevocably sets forth the designation, the Uncertificated REMIC I Pass- Through Rate, the initial Uncertificated Principal Balance, and solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the Uncertificated REMIC I Regular Interests. None of the Uncertificated REMIC I Regular Interests will be certificated.



                                  Uncertificated
                                   REMIC I Pass-         Initial Uncertificated                Latest
         Designation               Through Rate             Principal Balance           Possible Maturity(1)
         -----------               ------------             -----------------           --------------------
  REMIC I Regular Interest             6.75%          $       412,464,927.00              October 25, 2031
            LT-1A
  REMIC I Regular Interest             6.50%          $       129,069,962.95              October 25, 2031
            LT-2A
  REMIC I Regular Interest             6.50%          $               100.00              October 25, 2031
            LT-2R
  REMIC I Regular Interest             0.00%          $         1,136,409.09              October 25, 2031
            LT-1P
  REMIC I Regular Interest             0.00%          $            11,377.14              October 25, 2031
            LT-2P
       REMIC I Group 1                  (2)                           N/A (3)             October 25, 2031
      Regular Interests
       REMIC I Group 2                  (2)                           N/A (3)             October 25, 2031
      Regular Interests

-------------------
(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.

(2) Calculated in accordance with the definition of "Uncertificated REMIC I Pass-Through Rate" herein

(3) The REMIC I Group 1 IO Regular Interests and REMIC I Group 2 IO Regular Interests have no Uncertificated Principal Balance.


The following table irrevocably sets forth the designation, the Uncertificated REMIC II Pass-

Through Rate, the initial Uncertificated Principal Balance, and solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC I Regular Interests. None of the Uncertificated REMIC II Regular Interests will be certificated.



                                   Uncertificated
                                      REMIC I
                                    Pass-Through         Initial Uncertificated                Latest
         Designation                    Rate                Principal Balance           Possible Maturity(1)
         -----------                    ----                -----------------           --------------------
  REMIC II Regular Interest         Variable (2)      $                   1,240.89        October 25, 2031
           MT-1SUB
  REMIC II Regular Interest            6.75%          $                  41,246.49        October 25, 2031
           MT-1Pool
  REMIC II Regular Interest         Variable (2)      $                     387.29        October 25, 2031
           MT-2SUB
  REMIC II Regular Interest            6.50%          $                  12,907.01        October 25, 2031
           MT-2Pool
  REMIC II Regular Interest         Variable (2)      $             319,898,108.27        October 25, 2031
             MT-X
  REMIC II Regular Interest         Variable (2)      $              35,000,000.00        October 25, 2031
            MT-1A1
  REMIC II Regular Interest         Variable (2)      $              25,000,000.00        October 25, 2031
            MT-1A3
  REMIC II Regular Interest         Variable (2)      $               8,000,000.00        October 25, 2031
            MT-1A5
  REMIC II Regular Interest         Variable (2)      $               2,000,000.00        October 25, 2031
            MT-1A6
  REMIC II Regular Interest         Variable (2)      $               1,882,000.00        October 25, 2031
            MT-1A9
  REMIC II Regular Interest         Variable (2)      $               1,412,000.00        October 25, 2031
           MT-1A10
  REMIC II Regular Interest         Variable (2)      $               2,353,000.00        October 25, 2031
           MT-1A11
  REMIC II Regular Interest         Variable (2)      $               1,412,000.00        October 25, 2031
           MT-1A12
  REMIC II Regular Interest         Variable (2)      $               1,832,000.00        October 25, 2031
           MT-1A13
  REMIC II Regular Interest         Variable (2)      $              46,104,000.00        October 25, 2031
           MT-1A14
  REMIC II Regular Interest         Variable (2)      $              38,017,000.00        October 25, 2031
           MT-1A15
  REMIC II Regular Interest         Variable (2)      $              14,193,000.00        October 25, 2031
            MT-2A1
  REMIC II Regular Interest         Variable (2)      $              25,000,000.00        October 25, 2031
            MT-2A4
  REMIC II Regular Interest         Variable (2)      $              19,376,000.00        October 25, 2031
           MT-2A13
  REMIC II Regular Interest            0.00%          $               1,136,409.09        October 25, 2031
              Y



                                       -3-





  REMIC II Regular Interest            0.00%          $                  11,377.14        October 25, 2031
              Z
     REMIC II Group 1 IO            Variable (2)      $                    N/A (3)        October 25, 2031
      Regular Interests
     REMIC II Group 2 IO            Variable (2)      $                    N/A (3)        October 25, 2031
      Regular Interests
  REMIC II Regular Interest         Variable (2)      $                    N/A (3)        October 25, 2031
            MT-IO

-------------------
(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Uncertificated REMIC II Regular Interest.

(2) Calculated in accordance with the definition of "Uncertificated REMIC II Pass-Through Rate" herein.

(3) The REMIC II Group 1 IO Regular Interests, the REMIC II Group 2 IO Regular Interests and REMIC II Regular Interest MT- IO have no Uncertificated Principal Balance.


         The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                                     Aggregate
                                      Initial
                                    Certificate
                  Pass-Through       Principal                                       Maturity                           Minimum
  Designation         Rate            Balance              Features (1)                Date          Fitch/S&P     Denominations (2)
Class 1-A-1           4.45%      $35,000,000.00       Senior/PAC/Fixed Rate      October 25, 2031     AAA/AAA           $25,000
Class 1-A-2           6.75%      $53,648,000.00         Senior/Fixed Rate        October 25, 2031     AAA/AAA           $25,000
Class 1-A-3           6.25%      $25,000,000.00         Senior/Fixed Rate        October 25, 2031     AAA/AAA           $25,000
                                                              Super
                                                       Senior/Lockout/Fixed
Class 1-A-4           6.75%      $40,850,000.00                Rate              October 25, 2031     AAA/AAA           $25,000
Class 1-A-5           6.50%      $8,000,000.00       Senior/Retail/Fixed Rate    October 25, 2031     AAA/AAA           $1,000
Class 1-A-6           6.50%      $2,000,000.00       Senior/Retail/Fixed Rate    October 25, 2031     AAA/AAA           $1,000
                                                         Senior/Floater/
                   Adjustable                          Companion/Adjustable
Class 1-A-7         Rate (3)     $112,007,117.00               Rate              October 25, 2031     AAA/AAA           $25,000
                                                          Senior/Inverse
                   Adjustable                           Floater/Companion/
Class 1-A-8         Rate (3)     $29,038,883.00          Adjustable Rate         October 25, 2031     AAA/AAA           $25,000
Class 1-A-9           6.50%      $1,882,000.00       Senior/Retail/Fixed Rate    October 25, 2031     AAA/AAA           $1,000
Class 1-A-10          6.50%      $1,412,000.00       Senior/Retail/Fixed Rate    October 25, 2031     AAA/AAA           $1,000
Class 1-A-11          6.50%      $2,353,000.00       Senior/Retail/Fixed Rate    October 25, 2031     AAA/AAA           $1,000
Class 1-A-12          6.50%      $1,412,000.00       Senior/Retail/Fixed Rate    October 25, 2031     AAA/AAA           $1,000
Class 1-A-13          6.50%      $1,832,000.00       Senior/Retail/Fixed Rate    October 25, 2031     AAA/AAA           $1,000
Class 1-A-14          6.00%      $46,104,000.00       Senior/PAC/Fixed Rate      October 25, 2031     AAA/AAA           $25,000
Class 1-A-15          5.50%      $39,017,000.00       Senior/PAC/Fixed Rate      October 25, 2031     AAA/AAA           $25,000

--------
(1)      The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5,
         Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 2-A-1, Class 2-A-2, Class
         2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6 and Class M Certificates
         shall be Book-Entry Certificates. The Class A-P, Class A-V, Class R and
         Class B Certificates shall be delivered to the holders thereof in physical form.

(2)      The Certificates, other than the Class 1-A-6, Class A-V and Class R
         Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Certificates that contains an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000. The Class 1-A-6
         Certificates shall be issuable in minimum denominations of not less than a 10% Percentage Interest. The Class R Certificates and Class A-V
         Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; PROVIDED, HOWEVER, that one Class R
         Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

(3) Calculated in accordance with the definition of "Pass-Through Rate" herein.


                                       -5-





                                                         Senior/Interest
Class 1-A-16          6.75%      $0.00                   Only/Fixed Rate         October 25, 2031     AAA/AAA           $25,000
                                                         Senior/Interest
Class 1-A-17          6.75%      $0.00                   Only/Fixed Rate         October 25, 2031     AAA/AAA           $25,000
                                                         Senior/Interest
Class 1-A-18          6.75%      $0.00                   Only/Fixed Rate         October 25, 2031     AAA/AAA           $25,000
                                                         Senior/Interest
Class 1-A-19          6.75%      $0.00                   Only/Fixed Rate         October 25, 2031     AAA/AAA           $25,000
                                                              Senior
                                                      Support/Lockout/Fixed
Class 1-A-20          6.75%      $500,000.00                   Rate              October 25, 2031     AAA/AAA           $25,000
Class 2-A-1           5.50%      $14,193,000.00       Senior/PAC/Fixed Rate      October 25, 2031     AAA/AAA           $25,000
                                                         Senior/Floater/
                   Adjustable                          Companion/Adjustable
Class 2-A-2         Rate (3)     $27,657,882.00                Rate              October 25, 2031     AAA/AAA           $25,000
                                                     Senior/Inverse Floater/
                   Adjustable                          Companion/Adjustable
Class 2-A-3         Rate (3)     $8,510,118.00                 Rate              October 25, 2031     AAA/AAA           $25,000
Class 2-A-4           5.75%      $25,000,000.00         Senior/Fixed Rate        October 25, 2031     AAA/AAA           $25,000
                                                         Senior/Interest
Class 2-A-5           6.50%      $0.00                   Only/Fixed Rate         October 25, 2031     AAA/AAA           $25,000
Class 2-A-6           6.50%      $12,612,000.00         Senior/Fixed Rate        October 25, 2031     AAA/AAA           $25,000
Class 2-A-7           6.75%      $1,150,000.00       Senior/Retail/Fixed Rate    October 25, 2031     AAA/AAA           $1,000
Class 2-A-8           6.25%      $1,150,000.00       Senior/Retail/Fixed Rate    October 25, 2031     AAA/AAA           $1,000
Class 2-A-9           6.75%      $1,297,500.00       Senior/Retail/Fixed Rate    October 25, 2031     AAA/AAA           $1,000
Class 2-A-10          6.25%      $1,297,500.00       Senior/Retail/Fixed Rate    October 25, 2031     AAA/AAA           $1,000
                                                         Senior/Interest
Class 2-A-11          6.50%      $0.00                   Only/Fixed Rate         October 25, 2031     AAA/AAA           $25,000
                                                       Senior/Lockout/Fixed
Class 2-A-12          6.50%      $12,953,000.00                Rate              October 25, 2031     AAA/AAA           $25,000
Class 2-A-13          5.50%      $19,376,000.00       Senior/PAC/Fixed Rate      October 25, 2031     AAA/AAA           $25,000
Class 1-A-P          0.000%      $1,136,409.09        Senior/Principal Only      October 25, 2031     AAA/AAA           $25,000
                                                         Senior/Interest
Class 1-A-V       Variable Rate  $0.00                  Only/Variable Rate       October 25, 2031     AAA/AAA             20%
Class 2-A-P          0.000%      $11,377.14           Senior/Principal Only      October 25, 2031     AAA/AAA           $25,000
                                                         Senior/Interest
Class 2-A-V       Variable Rate  $0.00                  Only/Variable Rate       October 25, 2031     AAA/AAA             20%
                                                      Senior/Residual/Fixed
Class R-1             6.50%      $100.00                       Rate              October 25, 2031     AAA/AAA             20%
                                                      Senior/Residual/Fixed
Class R-2             6.50%      $100.00                       Rate              October 25, 2031     AAA/AAA             20%
                                                      Senior/Residual/Fixed
Class R-3             6.50%      $100.00                       Rate              October 25, 2031     AAA/AAA             20%



                                                        -6-





                    Variable
Class M-1           Rate (4)     $8,141,000.00              Mezzanine            October 25, 2031      AA/NA            $25,000
                    Variable
Class M-2           Rate (4)     $3,256,000.00              Mezzanine            October 25, 2031       A/NA           $250,000
                    Variable
Class M-3           Rate (4)     $1,900,000.00              Mezzanine            October 25, 2031      BBB/NA          $250,000
                    Variable
Class B-1            Rate(4)     $1,085,000.00             Subordinate           October 25, 2031      BB/NA           $250,000
                    Variable
Class B-2           Rate (4)     $814,000.00               Subordinate           October 25, 2031       B/NA           $250,000
Class B-3           Variable
                    Rate (4)     $1,085,789.95             Subordinate           October 25, 2031      NA/NA           $250,000

         The Mortgage Loans are comprised of two Loan Groups and have an aggregate principal balance as of the Cut-off Date of $542,682,876.18.

         In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

--------
(4) The Class, M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates will bear interest at a variable Pass-Through Rate equal to the weighted average of the Uncertificated Pass-Through Rates on each Uncertificated REMIC II Regular Interest ending with the designation "SUB;" provided that, for purposes of such weighted average, the Pass-Through Rate of REMIC II Regular Interest MT-1SUB will be subject to a cap and a floor equal to the Uncertificated Pass-Through Rate of REMIC II Regular Interest MT-1Pool and the Pass-Through Rate of REMIC II Regular Interest MT-2SUB will be subject to a cap and a floor equal to the Uncertificated Pass-Through Rate of REMIC II Regular Interest MT-2 Pool. The Pass-Through Rate for the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates with respect to the first interest accrual period is expected to be approximately 6.6905% per annum.

                                    ARTICLE I

                                   DEFINITIONS


         Section 1.01      DEFINITIONS.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

         AGGREGATE PLANNED PRINCIPAL BALANCE: With respect to the PAC Certificates and each Distribution Date, the amount set forth for such Classes on such Distribution Date on Exhibit Six hereto.

         BANKRUPTCY AMOUNT: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $149,919 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

                  (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                           (A) the greater of (i) 0.0006 times the aggregate
                  principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary (other than Additional Collateral Loans, if any) having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and

                           (B) the greater of (i) the product of (x) an amount
                  equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans, if any) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of


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                  Outstanding Mortgage Loans in the Mortgage Pool as of the
                  Relevant Anniversary, and (ii) $50,000, over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section
                  4.05 since the Relevant Anniversary.

         The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

         CERTIFICATE:  Any Class A, Class M, Class B or Class R Certificate.

         CERTIFICATE ACCOUNT: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Bank One, National Association, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 2001-S23" and which must be an Eligible Account.

         CLASS A CERTIFICATE: Any one of the Group 1 Certificates or the Group 2 Certificates (other than the Class R Certificates), executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

         CLASS A-V CERTIFICATE: Any one of the Class 1-A-V Certificates or Class 2-A-V Certificates

         CLASS A-P CERTIFICATE: Any one of the Class 1-A-P Certificates or Class 2-A-P Certificates

         CLASS R CERTIFICATE: Any one of the Class R-1 Certificates, Class R-2 Certificates or Class R-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

         CLOSING DATE: October 30, 2001.

         CORPORATE TRUST OFFICE: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 1 Bank One Plaza, Suite IL1-0126, Chicago, Illinois 60670-0126, Attention: Residential Funding Corporation Series 2001-S23.

         CORRESPONDING CERTIFICATED INTERESTS: With respect to REMIC II Regular Interest MT-1A1, the Class 1-A-1 Certificates; with respect to REMIC II Regular Interest MT-1A3, the Class 1-A-3 Certificates; with respect to REMIC II Regular Interest MT-1A5, the Class 1-A-5 Certificates; with


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respect to REMIC II Regular Interest MT-1A6, the Class 1-A-6 Certificates; with respect to REMIC II Regular Interest MT-1A9, the Class 1-A-9 Certificates; with respect to REMIC II Regular Interest MT-1A10, the Class 1-A-10 Certificates; with respect to REMIC II Regular Interest MT-1A11, the Class 1-A-11 Certificates; with respect to REMIC II Regular Interest MT-1A12, the Class 1-A-12 Certificates; with respect to REMIC II Regular Interest MT-1A13, the Class 1-A-13 Certificates; with respect to REMIC II Regular Interest MT-1A14, the Class 1-A-14 Certificates; with respect to REMIC II Regular Interest MT-1A15, the Class 1-A-15 Certificates; with respect to REMIC II Regular Interest MT-2A1, the Class 2-A-1 Certificates; with respect to REMIC II Regular Interest MT-2A4, the Class 2-A-4 Certificates; with respect to REMIC II Regular Interest MT-2A13, the Class 2-A-13 Certificates; with respect to REMIC II Regular Interest Y, the Class 1-A-P Certificates; with respect to REMIC II Regular Interest Z, the Class 2-A-P Certificates; with respect to each REMIC II Group 1 IO Regular Interest, the related Uncertificated Class 1-A-V REMIC Regular Interest; and with respect to each REMIC II Group 2 IO Regular Interest, the related Uncertificated Class 2-A-V REMIC Regular Interest.

         CORRESPONDING UNCERTIFICATED INTERESTS: With respect to REMIC I Regular Interest LT-1P, REMIC II Regular Interest Y; with respect to REMIC I Regular Interest LT-2P, REMIC II Regular Interest Z; with respect to REMIC I Regular Interest LT-2R, the Class R-2 Certificate; with respect to each REMIC I Group 1 IO Regular Interest, the related REMIC II Group 1 IO Regular Interest; with respect to each REMIC I Group 2 IO Regular Interest, the related REMIC II Group 2 IO Regular Interest.

         CUT-OFF DATE: October 1, 2001.

         DETERMINATION DATE: With respect to any Distribution Date, the second Business Day prior to each Distribution Date.

         DISCOUNT NET MORTGAGE RATE: With respect to Loan Group 1, 6.75% per annum. With respect to Loan Group 2, 6.50% per annum.

         DUE PERIOD: With respect to each Distribution Date and any Mortgage Loan, the period commencing on the second day of the month prior to the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

         ELIGIBLE FUNDS: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the related Senior Certificates, (ii) the related Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(D) of this Series Supplement), (iii) the related Class A-P Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) of this Series Supplement) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

         FLOATER CERTIFICATES: Any one of the Class 1-A-7 Certificates or Class 2-A-2 Certificates.


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         FRAUD LOSS AMOUNT: As of any date of determination after the Cut-off
Date, an amount equal to: (X) prior to the third anniversary of the Cut-off Date, an amount equal to 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination and (Y) from the third to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

         The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

         GROUP 1 CERTIFICATE: Any one of the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14,
Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 1-A-P and Class 1-A-V Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A, each such Certificate (other than the Class 1-A-V and Class R-1 Certificates) evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions and representing an undivided interest in Loan Group I.

         GROUP 1 LOANS:  The Mortgage Loans designated in Exhibit One.

         GROUP 1 SENIOR CERTIFICATES: The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A- 12, Class 1-A-13, Class 1-A-14, Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1- A-19 and Class 1-A-P Certificates.

         GROUP 1 SENIOR PERCENTAGE: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Group 1 Certificates (other than the Class 1-A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each


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Discount Mortgage Loan) in Loan Group 1 immediately prior to such Distribution
Date.

         GROUP 1 SENIOR PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount related to Loan Group 1 remaining after the distribution therefrom of all amounts required to be distributed therefrom pursuant to Section 4.02(a)(i)(X) and
Section 4.02(a)(ii)(X) of this Series Supplement, and (b) the sum of the amounts required to be distributed therefrom to the Group 1 Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y) and Section 4.02(a)(xvi).

         GROUP 2 CERTIFICATE: Any one of the Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-A-9, Class 2-A-10, Class 2-A-11, Class 2-A-12, Class 2-A-13, Class 2-A-P,
Class 2-A-V, Class R-1, Class R-2 and Class R-3 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A, each such Certificate (other than the Class 2-A-V and Class R-2 Certificates) representing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions, and representing an undivided interest in Loan Group 2.

         GROUP 2 LOANS:  The Mortgage Loans designated in Exhibit Two.

         GROUP 2 SENIOR CERTIFICATES: The Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-A-9, Class 2-A-10, Class 2-A-11, Class 2-A- 12, Class 2-A-13, Class 2-A-P, Class R-2 and Class R-3 Certificates.

         GROUP 2 SENIOR PERCENTAGE: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Group 2 Certificates (other than the Class 2-A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) in Loan Group 2 immediately prior to such Distribution Date.

         GROUP 2 SENIOR PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount related to Loan Group 2 remaining after the distribution therefrom of all amounts required to be distributed therefrom pursuant to Section 4.02(a)(i)(Y) and
Section 4.02(a)(ii)(X) of this Series Supplement, and (b) the sum of the amounts required to be distributed therefrom to the Group 2 Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y) and Section 4.02(a)(xvi) and (xvii).

         INDIRECT DEPOSITORY PARTICIPANT: An institution that is not a Depository Participant but clears through or maintains a custodial relationship with Participants and has access to the Depository's clearing system.

         INITIAL MONTHLY PAYMENT FUND: $172,107, representing scheduled principal amortization and interest at the Net Mortgage Rate during the Due Period ending in October 2001, for those Mortgage


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Loans for which the Trustee will not be entitled to receive such payment in accordance with the definition of "Trust Fund".

         INITIAL NOTIONAL AMOUNT: With respect to REMIC II Regular Interest MT-IO, $100. With respect to the Class 1-A-16 Certificates, $2,890,148.15. For federal income tax purposes, however, the Initial Notional Amount of the Class 1-A-16 Certificates will be $39,017,000.00. With respect to the Class 1-A-17 Certificates, $21,383,814.81. For federal income tax purposes, however, the Initial Notional Amount of the Class 1-A-17 Certificates will be $120,121,000. With respect to the Class 1-A-18 Certificates, $1,851,851.85. For federal income tax purposes, however, the Initial Notional Amount of the Class 1-A-18 Certificates will be $25,000,000.00. With respect to the Class 1-A-19 Certificates, $699,666.67. For federal income tax purposes, however, the Initial Notional Amount of the Class 1-A-19 Certificates will be $18,891,000.00. With respect to the Class 2-A-5 Certificates, $2,884,615.38. For federal income tax purposes, however, the Initial Notional Amount of the Class 2-A-5 Certificates will be $25,000,000.00. With respect to the Class 2-A-11 Certificates, $5,164,461.54. For federal income tax purposes, however, the Initial Notional Amount of the Class 2-A-11 Certificates will be $33,569,000.00. With respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass on such date.

         INITIAL SUBORDINATE CLASS PERCENTAGE: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

         Class M-1: 1.50%                            Class B-1: 0.20%
         Class M-2: 0.60%                            Class B-2: 0.15%
         Class M-3: 0.35%                            Class B-3: 0.20%

         INTEREST ACCRUAL PERIOD: With respect to any Certificates, other than the Adjustable Rate Certificates, the calendar month preceding the month in which the Distribution Date occurs. The Interest Accrual Period for the Adjustable Rate Certificates is the one-month period commencing on the 25th day of the month preceding the month in which the Distribution Date occurs and ending on the 24th day of the month in which the Distribution Date occurs.

         INTEREST ONLY CERTIFICATES: Any one of Class 1-A-16 Certificates, Class 1-A-17 Certificates, Class 1-A-18 Certificates, Class 1-A-19 Certificates, Class 2-A-5 Certificates, Class 2-A-11 Certificates, or any one of the Class A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

         INVERSE FLOATER CERTIFICATES: Any one of Class 1-A-8 Certificates or Class 2-A-3 Certificates.

         LOAN GROUP:  Loan Group 1 or Loan Group 2.


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         LOAN GROUP 1: The group of Mortgage Loans comprised of the Group 1
Loans.

         LOAN GROUP 2: The group of Mortgage Loans comprised of the Group 2
Loans.

         LOCKOUT CERTIFICATES: Any one of the Class 1-A-4, Class 1-A-20 or 2-A-12 Certificates.

         LOCKOUT PERCENTAGE: For any Distribution Date occurring prior to the Distribution Date in November 2006, 0%. For any Distribution Date occurring after the first five years following the Closing Date, a percentage determined as follows: (i) for any Distribution Date during the sixth year after the Closing Date, 30%; (ii) for any Distribution Date during the seventh year after the Closing Date, 40%; (iii) for any Distribution Date during the eighth year after the Closing Date, 60%; (iv) for any Distribution Date during the ninth year after the Closing Date, 80%; and (v) for any Distribution Date thereafter, 100%.

         MATURITY DATE: October 25, 2031, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

         MORTGAGE LOAN SCHEDULE: The list or lists of the Mortgage Loans attached hereto as Exhibit One (with respect to the Group 1 Loans) and Exhibit Two (with respect to the Group 2 Loans) (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan in the related Loan
Group:
         (a)      the Mortgage Loan identifying number ("RFC LOAN #");
         (b)      the maturity of the Mortgage Note ("MATURITY DATE");
         (c)      the Mortgage Rate ("ORIG RATE");
         (d)      the Subservicer pass-through rate ("CURR NET");
         (e)      the Net Mortgage Rate ("NET MTG RT");
         (f)      the Pool Strip Rate ("STRIP");
         (g) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");
         (h)      the Cut-off Date Principal Balance ("PRINCIPAL BAL");
         (i)      the Loan-to-Value Ratio at origination ("LTV");
         (j) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");
         (k) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence;
         (l) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence; and
         (m) whether such Mortgage Loan constitutes a Group 1 Loan or Group 2 Loan.

Such schedule may consist of multiple reports that collectively set forth all of the information required.



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         NOTIONAL AMOUNT: As of any date of determination, the Notional Amount of the Class 1-A- 16 Certificates is equal to 2/27 multiplied by the Certificate Principal Balance of the Class 1-A-15 Certificates immediately prior to that date. The initial Notional Amount of the Class 1-A-16 Certificates is $2,890,148.15. For federal income tax purposes, however, the Notional Amount of the Class 1-A-16 Certificates is the Uncertificated Principal Balance of REMIC II Regular Interest MT-1A15. As of any date of determination, the Notional Amount of the Class 1-A-17 Certificates is equal to the sum of (i) 46/135 multiplied by the Certificate Principal Balance of the Class 1-A-1 Certificates,
(ii) 3/27 multiplied by the Certificate Principal Balance of the Class 1-A-14 Certificates and (iii) 3/27 multiplied by the Certificate Principal Balance of the Class 1-A-15 Certificates, in each case immediately prior to that date. The initial Notional Amount of the Class 1-A-17 Certificates is $21,383,814.81. For federal income tax purposes, however, the Notional Amount of the Class 1-A-17 Certificates is the aggregate of the Uncertificated Principal Balances of REMIC II Regular Interests MT-1A1, MT-1A14 and MT-1A15. As of any date of determination, the Notional Amount of the Class 1-A-18 Certificates is equal to 2/27 multiplied by the Certificate Principal Balance of the Class 1-A-3 Certificates immediately prior to that date. The initial Notional Amount of the Class 1-A-18 Certificates is $1,851,851.85. For federal income tax purposes, however, the Notional Amount of the Class 1-A-18 Certificates is the Uncertificated Principal Balance of REMIC II Regular Interest MT-1A3. As of any date of determination, the Notional Amount of the Class 1-A-19 Certificates is equal to the sum of (i) 1/27 multiplied by the Certificate Principal Balance of the Class 1-A-5 Certificates, (ii) 1/27 multiplied by the Certificate Principal Balance of the Class 1-A-6 Certificates, (iii) 1/27 multiplied by the Certificate Principal Balance of the Class 1-A-9 Certificates, (iv) 1/27 multiplied by the Certificate Principal Balance of the Class 1-A-10 Certificates, (v) 1/27 multiplied by the Certificate Principal Balance of the Class 1-A-11 Certificates, (vi) 1/27 multiplied by the Certificate Principal Balance of the Class 1-A-12 Certificates and (vii) 1/27 multiplied by the Certificate Principal Balance of the Class 1-A-13 Certificates, in each case immediately prior to that date. The initial Notional Amount of the Class 1-A-19 Certificates is $699,666.67. For federal income tax purposes, however, the Notional Amount of the Class 1-A-19 Certificates is the aggregate of the Uncertificated Principal Balances of REMIC II Regular Interests MT-1A5, MT-1A6, MT-1A9, MT-1A10, MT-1A11, MT-1A12, and MT-1A13. As of any date of determination, the Notional Amount of the Class 2-A-5 Certificates is equal to 3/26 multiplied by the Certificate Principal Balance of the Class 2-A-4 Certificates immediately prior to that date. The initial Notional Amount of the Class 2-A-5 Certificates is $2,884,615.38. For federal income tax purposes, however, the Notional Amount of the Class 2-A-5 Certificates is the Uncertificated Principal Balance of REMIC II Regular Interest MT-2A4. As of any date of determination, the Notional Amount of the Class 2-A-11 Certificates is equal to sum of (i) 2/13 multiplied by the Certificate Principal Balance of the Class 2-A-1 Certificates and (ii) 2/13 multiplied by the Certificate Principal Balance of the Class 2-A-13 Certificates, in each case immediately prior to that date. The initial Notional Amount of the Class 2-A-11 Certificates is $5,164,461.54. For federal income tax purposes, however, the Notional Amount of the Class 1-A-19 Certificates is the aggregate of the Uncertificated Principal Balances of REMIC II Regular Interests MT-2A1 and MT-2A13. As of any date of determination, the Notional Amount of the Variable Strip Certificates is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the applicable Uncertificated Class A-V REMIC Regular Interests represented by such Class immediately prior to that date. Reference to a Notional


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Amount with respect to any Interest Only Certificate is solely for convenience in specific calculations and does not represent the right to receive any distributions allocable to principal.

         PASS-THROUGH RATE: With respect to the Class A Certificates (other than the Floater, Inverse Floater, Class A-V and Principal Only Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. With respect to the Class 1-A-7 Certificates and the initial Interest Accrual Period, 3.46625% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to LIBOR plus 0.80%, subject to a maximum rate of 8.50% per annum and a minimum rate of 0.80% per annum. With respect to the Class 1-A-8 Certificates and the initial Interest Accrual Period, 19.4158928571% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 29.70% minus the product of LIBOR and 3.8571428571, subject to a maximum rate of 29.70% per annum and a minimum rate of 0.00% per annum. With respect to the Class 2-A-2 Certificates and the initial Interest Accrual Period, 3.43% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to LIBOR plus 0.80%, subject to a maximum rate of 8.50% per annum and a minimum rate of 0.80% per annum. With respect to the Class 2-A-3 Certificates and the initial Interest Accrual Period, 16.4775% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 25.025% minus the product of LIBOR and 3.25, subject to a maximum rate of 25.025% per annum and a minimum rate of 0.00% per annum. For federal income tax purposes, the Pass-Through Rate of the Class 1-A-16 Certificates will be 0.50%, and when such Pass-Through Rate is multiplied by a Notional Amount equal to the Uncertificated Principal Balance of Uncertificated REMIC II Regular Interest MT-1A15, the resulting Accrued Certificate Interest will be the economic equivalent of the Accrued Certificate Interest resulting under the definition thereof. For federal income tax purposes, the Pass-Through Rate of the Class 1-A-17 Certificates will be the sum of 2.3% applied to a Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest MT-1A1, 0.75% applied to a Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest MT-1A14 and 0.75% applied to a Notional Amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest MT- 1A15, and when such Pass-Through Rate is multiplied by such Notional Amount, the resulting Accrued Certificate Interest will be the economic equivalent of the Accrued Certificate Interest resulting under the definition thereof. For federal income tax purposes, the Pass-Through Rate of the Class 1-A-18 Certificates will be 0.50%, and when such Pass-Through Rate is multiplied by a Notional Amount equal to the Uncertificated Principal Balance of Uncertificated REMIC II Regular Interest MT-1A3, the resulting Accrued Certificate Interest will be the economic equivalent of the Accrued Certificate Interest resulting under the definition thereof. For federal income tax purposes, the Pass-Through Rate of the Class 1-A-19 Certificates will be 0.25%, and when such Pass-Through Rate is multiplied by a Notional Amount equal to the aggregate Uncertificated Principal Balance of Uncertificated REMIC II Regular Interests MT-1A5, MT-1A6, MT-1A9, MT-1A10, MT-1A11, MT- 1A12, and MT-1A13, the resulting Accrued Certificate Interest will be the economic equivalent of the Accrued Certificate Interest resulting under the definition thereof. For federal income tax purposes, the Pass-Through Rate of the Class 2-A-5 Certificates will be 0.75%, and when such Pass- Through Rate is multiplied by a Notional Amount equal to the Uncertificated Principal Balance of Uncertificated REMIC II Regular Interest MT-2A4, the resulting Accrued Certificate Interest will be the economic equivalent of the Accrued Certificate Interest resulting under the definition thereof. For federal income tax purposes, the Pass-Through Rate of the Class 2-A-11 Certificates will be 1.00%, and when such Pass-Through Rate is multiplied by a Notional Amount equal to the Uncertificated Principal Balance of Uncertificated REMIC II Regular Interest MT-2A1 and MT- 2A13, the resulting Accrued Certificate Interest will be the economic equivalent of the Accrued Certificate Interest resulting under the definition thereof. With respect to the Class A-V Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans in the related Loan Group as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class 1-A-V Certificates and the initial Distribution Date, the Pass-Through Rate is equal to 0.2396% per annum. With respect to the Class 2-A-V Certificates and the initial Distribution Date, the Pass-Through Rate is equal to 0.4630% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the applicable Uncertificated Class A-V REMIC Regular Interests represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

         PREPAYMENT ASSUMPTION: A prepayment assumption of 300% of the prepayment speed assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The prepayment speed assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

         PREPAYMENT DISTRIBUTION PERCENTAGE: With respect to any Distribution Date and each Class of Subordinate Certificates for each Loan Group, under the applicable circumstances set forth below, the respective percentages set forth below:

                  (i) For any Distribution Date prior to the Distribution Date in November 2006 (unless the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates) have been reduced to zero), 0%.

                  (ii) For any Distribution Date for which clause (i) above does not apply, and on which any Class of Subordinate Certificates are outstanding:

                           (a) in the case of the Class of Subordinate
                  Certificates then outstanding with
                  the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                           (b) in the case of each other Class of Subordinate
                  Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

                  (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section
         4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and
         (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

         PRINCIPAL ONLY CERTIFICATES: Any one of the Class 1-A-P Certificates or Class 2-A-P Certificates.

         REMIC I: The segregated pool of assets related to this Series, with respect to which a REMIC election is to be made (except as provided below) pursuant to this Agreement, consisting of:

         (i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

         (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Pledged Assets for any Pledged Asset Loan, including amounts on deposit in the Initial Monthly Payment Fund,

         (iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

         (iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and

         (v)      all proceeds of clauses (i) through (iv) above.

         Notwithstanding the foregoing, the REMIC election specifically excludes the Initial Monthly Payment Fund.

         REMIC I CERTIFICATES:  The Class R-1 Certificates.

         REMIC I WEIGHTED AVERAGE RATE: The weighted average of the Uncertificated REMIC I Pass-Through Rates for REMIC I Regular Interest LT-1A, REMIC I Regular Interest LT-2A and REMIC I Regular Interest LT-2R.

         REMIC II: The segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of the Uncertificated REMIC II Regular Interests and the Class R-2 Certificates pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

         REMIC III: The segregated pool of assets consisting of the Uncertificated REMIC II Regular Interests conveyed in trust to the Trustee for the benefit of the holders of the Class 1-A-1, Class 1- A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 1-A-15,
Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-A-9, Class 2-A-10, Class 2-A-11, Class 2-A-12, Class 2-A-13, Class 1-A-P, Class 2-A-P, Class 1-A-V, Class 2-A-V, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and R-2 Certificates pursuant to
Section 2.06, with respect to which a separate REMIC election is to be made.

         REMIC III CERTIFICATES: Any of the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14,
Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2- A-6, Class 2-A-7, Class 2-A-8, Class 2-A-9, Class 2-A-10, Class 2-A-11, Class 2-A-12, Class 2-A-

13, Class 1-A-P, Class 2-A-P, Class 1-A-V, Class 2-A-V, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and R-3 Certificates.

         SENIOR CERTIFICATE: Any one of the Class A Certificates or Class R Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D, respectively.

         SENIOR PERCENTAGE: The Group 1 Senior Percentage, with respect to Loan Group 1, or the Group 2 Senior Percentage, with respect to Loan Group 2.

         SENIOR PRINCIPAL DISTRIBUTION AMOUNT: The Group 1 Senior Principal Distribution Amount or Group 2 Senior Principal Distribution Amount.

         SENIOR SUPPORT CERTIFICATES:  Any of the Class 1-A-20 Certificates.

         SPECIAL HAZARD AMOUNT: As of any Distribution Date, an amount equal to $5,426,829 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut- off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 47.9% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

         The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the

Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

         SUBORDINATE BALANCE RATIO: The desired ratio between the Uncertificated Principal Balances of REMIC II Regular Interests MT-1SUB AND MT-2SUB, equal to the ratio of (1) the excess of (x) the Uncertificated Principal Balance of REMIC I Regular Interest LT-1A over (y) the Certificate Principal Balance of the Group 1 Senior Certificates to (2) the excess of (x) the aggregate Uncertificated Principal Balance of REMIC I Regular Interests LT-2A and LT-2R over (y) the Certificate Principal Balance of the Group 2 Senior Certificates.

         SUBORDINATE PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date and Loan Group and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the Class's pro rata share, based on the Certificate Principal Balance of each such Class then outstanding, and (y) the aggregate of the amounts calculated for such Distribution Date under clauses
(1), (2) and (3) of Section 4.02(a)(ii)(Y)(A) of this Series Supplement (without giving effect to the Senior Percentage) to the extent not payable to the Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) of this Series Supplement (without giving effect to the Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date to the extent of Eligible Funds for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; PROVIDED, HOWEVER, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

         SUPER SENIOR CERTIFICATES: Any of the Class 1-A-4 Certificates.

         SUPER SENIOR OPTIMAL PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date on or after the Credit Support Depletion Date and the Super Senior Certificates relating to a Loan Group, the product of (a) the then-applicable Super Senior Optimal Percentage and (b) the related Senior Principal Distribution Amount.

         SUPER SENIOR OPTIMAL PERCENTAGE: As to any Distribution Date on or after the Credit Support Depletion Date and the Super Senior Certificates relating to a Loan Group, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of the applicable Super Senior Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the related Senior Certificates (other than the related Class A-P Certificates) immediately prior to such Distribution Date.

         TRUST FUND: REMIC I, REMIC II, REMIC III and the Initial Monthly Payment Fund.

         UNCERTIFICATED CLASS A-V REMIC REGULAR INTERESTS: The Uncertificated Class 1-A-V REMIC Regular Interests or Uncertificated Class 2-A-V REMIC Regular Interests

         UNCERTIFICATED CLASS 1-A-V REMIC ACCRUED INTEREST: With respect to each Distribution Date, as to each Uncertificated Class 1-A-V REMIC Regular Interest, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on each such uncertificated interest, if the Pass-Through Rate on such uncertificated interest was equal to the related Uncertificated Class 1-A-V REMIC Pass-Through Rate and the notional amount of such uncertificated interest was equal to the related Uncertificated Class 1-A-V REMIC Notional Amount; provided, that any reduction in the amount of Accrued Certificate Interest resulting from the allocation of Prepayment Interest Shortfalls, Realized Losses or other amounts to the Class 1-A-V Certificateholders pursuant to Section 4.05 hereof shall be allocated to the Uncertificated Class 1-A-V REMIC Regular Interests pro rata in accordance with the amount of interest accrued with respect to each related Uncertificated Class 1-A-V REMIC Notional Amount and such Distribution Date. For federal income tax purposes, however, with respect to each Distribution Date, as to each Uncertificated Class 1-A-V REMIC Regular Interest, an amount equal to 100% of the interest paid on the related REMIC II Group 1 IO Regular Interest.

         UNCERTIFICATED CLASS 1-A-V REMIC NOTIONAL AMOUNT: With respect to each Uncertificated Class 1-A-V REMIC Regular Interest, the amount of the related Uncertificated REMIC II Group 1 IO Notional Amount.

         UNCERTIFICATED CLASS 1-A-V REMIC PASS-THROUGH RATE: With respect to each Uncertificated Class 1-A-V REMIC Regular Interest, the related Uncertificated REMIC II Pass-Through Rate.

         UNCERTIFICATED CLASS 1-A-V REMIC REGULAR INTERESTS: The 849 uncertificated partial undivided beneficial ownership interests in the Trust Fund numbered sequentially from 1 through 849 each relating to the particular Group 1 Loan identified by sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

         UNCERTIFICATED CLASS 2-A-V REMIC ACCRUED INTEREST: With respect to each Distribution Date, as to each Uncertificated Class 2-A-V REMIC Regular Interest, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on each such uncertificated interest, if the Pass-Through Rate on such uncertificated interest was equal to the related Uncertificated Class 2-A-V REMIC Pass-Through Rate and the notional amount of such uncertificated interest was equal to the related Uncertificated Class 2-A-V REMIC Notional Amount; provided, that any reduction in the amount of Accrued Certificate Interest resulting from the allocation of Prepayment Interest Shortfalls, Realized Losses or other amounts to the Class 2-A-V Certificateholders pursuant to Section 4.05 hereof shall be allocated to the Uncertificated Class 2-A-V REMIC Regular Interests pro rata in accordance with the amount of interest accrued with respect to each related Uncertificated Class 2-A-V REMIC Notional Amount and such Distribution Date. For federal income tax purposes, however, with respect to each Distribution Date, as to each Uncertificated Class 2-A-V REMIC Regular Interest, an amount equal to 100% of the interest paid on the related REMIC II Group 2 IO Regular Interest.

         UNCERTIFICATED CLASS 2-A-V REMIC NOTIONAL AMOUNT: With respect to each Uncertificated Class 2-A-V REMIC Regular Interest, the amount of the related Uncertificated REMIC II Group 2 IO Notional Amount.

         UNCERTIFICATED CLASS 2-A-V REMIC PASS-THROUGH RATE: With respect to each Uncertificated Class 2-A-V REMIC Regular Interest, the related Uncertificated REMIC II Pass-Through Rate.

         UNCERTIFICATED CLASS 2-A-V REMIC REGULAR INTERESTS: The 319 uncertificated partial undivided beneficial ownership interests in the Trust Fund numbered sequentially from 1 through 319 each relating to the particular Group 2 Loan identified by sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

         UNCERTIFICATED NOTIONAL AMOUNT: With respect to the REMIC I Group 1 IO Regular Interests, the related Uncertificated REMIC I Group 1 IO Notional Amount; with respect to the REMIC I Group 2 IO Regular Interests, the related Uncertificated REMIC I Group 2 IO Notional Amount; with respect to the REMIC II Group 1 IO Regular Interests, the related Uncertificated REMIC II Group 1 IO Notional Amount; with respect to the REMIC II Group 2 IO Regular Interests, the related Uncertificated REMIC II Group 2 IO Notional Amount; and with respect to REMIC II Regular Interest MT-IO, the Uncertificated Principal Balance of REMIC I Regular Interest LT-2R.

         UNCERTIFICATED PRINCIPAL BALANCE: With respect to each Uncertificated REMIC I Regular Interest (other than the REMIC I Group 1 IO Regular Interests and the REMIC I Group 2 IO Regular Interests) on any date of determination, an amount equal to (A)(i) $412,464,927.00 with respect to REMIC I Regular Interest LT-1A, (ii) $129,069,962.65 with respect to REMIC I Regular Interest LT-2A,
(iii) $100.00 with respect to REMIC I Regular Interest LT-2R, (iv) $1,136,409.09 with respect to REMIC I Regular Interest LT-1P and (v) $11,377.14 with respect to REMIC I Regular Interest LT-2P, minus (B) the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 4.09(a)(ii) and (y) the aggregate of all reductions in Uncertificated Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to Section 4.09(d). With respect to each Uncertificated REMIC II Regular Interest (other than the REMIC II Group 1 IO Regular Interests and the REMIC II Group 2 IO Regular Interests) on any date of determination, an amount equal to (A)(i) $1,240.89 with respect to REMIC II Regular Interest MT-1SUB, (ii) $41,246.49 with respect to REMIC II Regular Interest MT-1Pool, (iii) $387.29 with respect to REMIC II Regular Interest MT-2SUB, (iv) $12,907.01 with respect to REMIC II Regular Interest MT-2Pool, (v) $319,898,108.27 with respect to REMIC II Regular Interest MT-X, (vi) $35,000,000.00 with respect to REMIC II Regular Interest MT-1A1, (vii) $25,000,000.00 with respect to REMIC II Regular Interest MT-1A3, (viii) $8,000,000.00 with respect to REMIC II Regular Interest MT-1A5, (ix) $2,000,000.00 with respect to REMIC II Regular Interest MT-1A6, (x) $1,882,000.00 with respect to REMIC II Regular Interest MT-1A9, (xi) $1,412,000.00 with respect to REMIC II Regular Interest MT-1A10, (xii) $2,353,000.00 with respect to REMIC II Regular Interest MT-1A11, (xiii) $1,412,000.00 with respect to REMIC II Regular Interest MT-1A12, (xiv) $1,832,000.00 with respect to REMIC II Regular Interest MT- 1A13, (xv) $46,104,000.00 with respect to REMIC II Regular Interest MT-1A14, (xvi) $38,017,000.00 with respect to REMIC II Regular Interest MT-1A15, (xvii) $14,193,00.00 with respect to REMIC II Regular Interest MT-2A1, (xviii) $25,000,000.00 with respect to REMIC II Regular Interest MT-2A4, (xix) $19,376,000.00 with respect to REMIC II Regular Interest MT- 2A13, (xx) $1,136,409 with respect to REMIC II Regular Interest Y and (xxii) $11,377.00 with respect to REMIC II Regular Interest Z, minus (B) the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 4.09(a)(ii) and (y) the aggregate of all reductions in Uncertificated Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC II Regular Interest pursuant to
Section 4.09(d).

         UNCERTIFICATED REMIC I ACCRUED INTEREST: With respect to each Distribution Date, as to any REMIC I Regular Interest (other than REMIC I Regular Interest LT-1P and REMIC I Regular Interest LT-2P), interest accrued during the related Interest Accrual Period at the related Uncertificated Pass-Through Rate on the Uncertificated Principal Balance or Uncertificated Notional Amount thereof immediately prior to such Distribution Date. Uncertificated REMIC I Accrued Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Uncertificated REMIC I Accrued Interest on any REMIC I Regular Interest (other than REMIC I Regular Interest LT-1P and REMIC I Regular Interest LT-2P) will be reduced by the amount of: (i) Prepayment Interest Shortfalls on all Mortgage Loans (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01), (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) of Realized Losses on all Mortgage Loans (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses), (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess

Bankruptcy Losses or Extraordinary Losses, and (iv) any other interest shortfalls, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the REMIC I Regular Interests (other than REMIC I Regular Interest LT-1P and REMIC I Regular Interest LT-2P) in proportion to their respective amounts of Uncertificated REMIC I Accrued Interest payable on such Distribution Date absent such reductions.

         UNCERTIFICATED REMIC II ACCRUED INTEREST: With respect to each Distribution Date, as to any Uncertificated REMIC II Regular Interest (other than REMIC II Regular Interest Y and REMIC I Regular Interest Z), interest accrued during the related Interest Accrual Period at the related Uncertificated Pass-Through Rate on the Uncertificated Principal Balance or Uncertificated Notional Amount thereof immediately prior to such Distribution Date. Uncertificated REMIC II Accrued Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Uncertificated REMIC II Accrued Interest on any Uncertificated REMIC II Regular Interest (other than REMIC II Regular Interest Y and REMIC II Regular Interest Z) will be reduced by the amount of: (i) Prepayment Interest Shortfalls on all Mortgage Loans (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01), (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) of Realized Losses on all Mortgage Loans (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses), (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and (iv) any other interest shortfalls, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Uncertificated REMIC II Regular Interests (other than REMIC II Regular Interest Y and REMIC II Regular Interest Z) in proportion to their respective amounts of Uncertificated REMIC I Accrued Interest payable on such Distribution Date absent such reductions.

         UNCERTIFICATED REMIC I GROUP 1 IO NOTIONAL AMOUNT: With respect to each Uncertificated REMIC I Group 1 IO Regular Interest, the Stated Principal Balance of the related Non-Discount Mortgage Loan.

         UNCERTIFICATED REMIC I GROUP 1 IO REGULAR INTERESTS: The 849 uncertificated partial undivided beneficial ownership interests in REMIC I, each relating to a Group 1 Mortgage Loan with a Net Mortgage Rate in excess of 6.75%, each having no principal balance, and each bearing interest at the respective Uncertificated REMIC I Pass-Through Rate on the Uncertificated REMIC I IO Notional Amount.

         UNCERTIFICATED REMIC I GROUP 1 IO REGULAR INTEREST DISTRIBUTION
AMOUNTS: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Group 1 IO Regular Interests for such Distribution Date pursuant to Section 4.09(a).

         UNCERTIFICATED REMIC I GROUP 2 IO NOTIONAL AMOUNT: With respect to each Uncertificated REMIC I Group 2 IO Regular Interest, the Stated Principal Balance of the related Non-Discount Mortgage Loan.

         UNCERTIFICATED REMIC I GROUP 2 IO REGULAR INTERESTS: The 319 uncertificated partial undivided beneficial ownership interests in REMIC I, each relating to a Group 2 Mortgage Loan with a Net Mortgage Rate in excess of 6.50%, each having no principal balance, and each bearing interest at the respective Uncertificated REMIC I Pass-Through Rate on the Uncertificated REMIC I Group 2 IO Notional Amount.

         UNCERTIFICATED REMIC I GROUP 2 IO REGULAR INTEREST DISTRIBUTION
AMOUNTS: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Group 2 IO Regular Interests for such Distribution Date pursuant to Section 4.09(a).

         UNCERTIFICATED REMIC II GROUP 1 IO NOTIONAL AMOUNT: With respect to each Uncertificated REMIC II Group 1 IO Regular Interest, the Uncertificated Notional Amount of the related Uncertificated REMIC I Group 1 IO Regular Interest.

         UNCERTIFICATED REMIC II GROUP 1 IO REGULAR INTERESTS: The 849 uncertificated partial undivided beneficial ownership interests in REMIC II, each relating to an Uncertificated REMIC I Group 1 IO Regular Interest, having no principal balance, and each entitled to 100% of the interest on the related Uncertificated REMIC I Group 1 IO Regular Interest.

         UNCERTIFICATED REMIC II GROUP 1 IO REGULAR INTEREST DISTRIBUTION
AMOUNTS: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC II Group 1 IO Regular Interests for such Distribution Date pursuant to Section 4.10(a).

         UNCERTIFICATED REMIC II GROUP 2 IO NOTIONAL AMOUNT: With respect to each Uncertificated REMIC II Group 2 IO Regular Interest, the Uncertificated Notional Amount of the related Uncertificated REMIC I Group 2 IO Regular Interest.

         UNCERTIFICATED REMIC II GROUP 2 IO REGULAR INTERESTS: The 319 uncertificated partial undivided beneficial ownership interests in REMIC II, each relating to an Uncertificated REMIC I Group 2 IO Regular Interest, each having no principal balance, and each entitled to 100% of the interest on the related Uncertificated REMIC I Group 2 IO Regular Interest.

         UNCERTIFICATED REMIC II GROUP 2 IO REGULAR INTEREST DISTRIBUTION
AMOUNTS: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC II Group 2 IO Regular Interests for such Distribution Date pursuant to Section 4.10(a).

         UNCERTIFICATED REMIC I PASS-THROUGH RATE: With respect to each of the Uncertificated REMIC I Regular Interests LT-1A, LT-2A, LT-2R, LT-1P and LT-2P, 6.75%, 6.50%, 6.50%, 0.00% and 0.00%, respectively. With respect to each REMIC I Group 1 IO Regular Interest and each REMIC I Group 2 IO Regular Interest, a rate equal to the Pool Strip Rate for the related Mortgage Loan.

         UNCERTIFICATED REMIC I REGULAR INTERESTS: The uncertificated partial undivided beneficial ownership interests in REMIC I, designated as REMIC I Regular Interest LT-1A, REMIC I Regular Interest LT-2A, REMIC I Regular Interest LT-2R, REMIC I Regular Interest LT-1P, REMIC I Regular Interest LT-2P, the Uncertificated REMIC I Group 1 IO Regular Interests and the Uncertificated REMIC I Group 2 IO Regular Interests, each having an Uncertificated Principal Balance (or Uncertificated Notional Amount) as specified herein and bearing interest at a rate equal to the related Uncertificated REMIC I Pass-Through Rate.

         UNCERTIFICATED REMIC I REGULAR INTEREST DISTRIBUTION AMOUNT: With respect to any Distribution Date, and any Uncertificated REMIC I Regular Interest, the sum of the amounts deemed to be distributed on such Uncertificated REMIC I Regular Interest for such Distribution Date pursuant to Section 4.09(a).

         UNCERTIFICATED REMIC II PASS-THROUGH RATE: With respect to each of the Uncertificated REMIC II Regular Interests MT-1Pool, MT-2Pool, Y, Z and MT-IO, 6.75%, 6.50%, 0.00%, 0.00% and the excess, if any, of the REMIC I Weighted Average Rate over 6.50%, respectively. With respect to each of the Uncertificated REMIC II Regular Interests MT-1SUB, MT-2SUB, MT-X, MT- 1A1, MT-1A3, MT-1A5, MT-1A6, MT-1A9, MT-1A10, MT-1A11, MT-1A12, MT-1A13, MT- 1A14,
MT-1A15, MT-2A1, MT-2A4, MT-2A13, the REMIC I Weighted Average Rate. With respect to each Uncertificated REMIC II Group 1 IO Regular Interest, an amount equal to 100% of the interest on the related Uncertificated REMIC I Group 1 IO Regular Interest. With respect to each Uncertificated REMIC II Group 2 IO Regular Interest, an amount equal to 100% of the interest on the related Uncertificated REMIC I Group 2 IO Regular Interest.

         UNCERTIFICATED REMIC II REGULAR INTERESTS: The uncertificated partial undivided beneficial ownership interests in REMIC II, designated as REMIC II Regular Interest MT-1SUB, REMIC II Regular Interest MT-1SUB, REMIC II Regular Interest MT-1SUB, REMIC II Regular Interest MT- 1Pool, REMIC II Regular Interest MT-2SUB, REMIC II Regular Interest MT-2Pool, REMIC II Regular Interest MT-X, REMIC II Regular Interest MT-1A1, REMIC II Regular Interest MT-1A3, REMIC II Regular Interest MT-1A5, REMIC II Regular Interest MT-1A6, REMIC II Regular Interest MT-1A9, REMIC II Regular Interest MT-1A10, REMIC II Regular Interest MT-1A11, REMIC II Regular Interest MT-1A12, REMIC II Regular Interest MT-1A13, REMIC II Regular Interest MT- 1A14, REMIC II Regular Interest MT-1A15, REMIC II Regular Interest MT-2A1, REMIC II Regular Interest MT-2A4, REMIC II Regular Interest MT-2A13, REMIC II Regular Interest Y, REMIC II Regular Interest Z, REMIC II Group 1 IO Regular Interests, REMIC II Group 2 IO Regular Interests and REMIC II Regular Interest MT-IO, each having an Uncertificated Principal Balance (or

Uncertificated Notional Amount) as specified herein and bearing interest at a rate equal to the related Uncertificated REMIC II Pass-Through Rate.

         UNCERTIFICATED REMIC II REGULAR INTEREST DISTRIBUTION AMOUNT: With respect to any Distribution Date, and any Uncertificated REMIC II Regular Interest, the sum of the amounts deemed to be distributed on such Uncertificated REMIC II Regular Interest for such Distribution Date pursuant to Section 4.10(a).

         UNDERWRITER:  Banc of America Securities LLC.

         Section 1.02      USE OF WORDS AND PHRASES.

         "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

         Section 1.03      DETERMINATION OF LIBOR.

         LIBOR applicable to the calculation of the Pass-Through Rates on the Floater Certificates and Inverse Floater Certificates, if any, for any Interest Accrual Period (other than the initial Interest Accrual Period) will be determined on each LIBOR Rate Adjustment Date.

         On each LIBOR Rate Adjustment Date (other than for the initial Interest Accrual Period), LIBOR shall be established by the Trustee and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on such LIBOR Rate Adjustment Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 a.m., London time, on the LIBOR Rate Adjustment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Floater Certificates and Inverse Floater Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the Certificate Principal Balances of the Floater Certificates and Inverse Floater Certificates, respectively, then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date, or in the case of the first LIBOR rate adjustment date, 2.66625% with respect to the Class 1-A-7 Certificates and Class 1-A-8 Certificates, and 2.63% with respect to the Class 2-A-2 Certificates and Class 2-A-3 Certificates; provided however, if, under the priorities listed previously in this paragraph, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee shall select an alternative comparable index over which the Trustee has no control, used for determining one-month Eurodollar lending rates that is calculated and published or otherwise made available by an independent party. LIBOR business day means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

         The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's subsequent calculation of the Pass-Through Rates applicable to each of the Floater Certificates and Inverse Floater Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

         Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so requesting by telephone the Pass-Through Rates on each of the Floater Certificates and Inverse Floater Certificates for the current and the immediately preceding Interest Accrual Period.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01 CONVEYANCE OF MORTGAGE LOANS. (SEE SECTION 2.01 OF THE STANDARD TERMS)

         Section 2.02 ACCEPTANCE BY TRUSTEE. (SEE SECTION 2.02 OF THE STANDARD TERMS)

         Section 2.03 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MASTER SERVICER AND THE COMPANY.

                  (a) For representations, warranties and covenants of the Master Servicer, see Section 2.03(a) of the Standard Terms.

                  (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

                           (i) No Mortgage Loan is 30 or more days Delinquent in
                  payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

                           (ii) The information set forth in Exhibits One and
                  Two hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, in Loan Group I and Loan Group 2, respectively, is true and correct in all material respects at the date or dates respecting which such information is furnished;

                           (iii) The Mortgage Loans are fully-amortizing,
                  fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

                           (iv) To the best of the Company's knowledge, if a
                  Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures that (a) at least 30% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (b) at least 25% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01%, and (c) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

                           (v) The issuers of the Primary Insurance Policies are
                  insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

                           (vi) No more than 0.8% of the Group 1 Loans and no
                  more than 1.3% of the Group 2 Loans, by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.8% of the Group 1 Loans and no more than 0.8% of the Group 2 Loans, by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

                           (vii) The improvements upon the Mortgaged Properties
                  are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

                           (viii) Immediately prior to the assignment of the
                  Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

                           (ix) No more than 9.66% of the Group 1 Loans and no
                  more than 9.41% of the Group 2 Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program;

                           (x) Each Mortgagor represented in its loan
                  application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

                           (xi) None of the Group 1 Loans or Group 2 Loans as of
                  the Cut-off Date were Buydown Mortgage Loans;

                           (xii) Each Mortgage Loan constitutes a qualified
                  mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

                           (xiii) A policy of title insurance was effective as
                  of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

                           (xiv) None of the Mortgage Loans are Cooperative
                  Loans;

                           (xv) With respect to each Mortgage Loan originated
                  under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan- to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

                           (xvi) Interest on each Mortgage Loan is calculated on
                  the basis of a 360-day year consisting of twelve 30-day months;

                           (xvii) None of the Mortgage Loans contains in the
                  related Mortgage File a Destroyed Mortgage Note; and

                           (xviii) Two of the Mortgage Loans are Pledged Asset
                  Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

         Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); PROVIDED, HOWEVER, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders.

Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

         Section 2.04      REPRESENTATIONS AND WARRANTIES OF SELLERS. (SEE
                           SECTION 2.04 OF THE STANDARD TERMS)

         Section 2.05      EXECUTION AND AUTHENTICATION OF CERTIFICATES.

         The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

         Section 2.06 CONVEYANCE OF UNCERTIFICATED REMIC I AND REMIC II REGULAR INTERESTS; ACCEPTANCE BY THE TRUSTEE.

                  (a) The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC I Regular Interests to the Trustee for the benefit of the Holders of the Uncertificated REMIC II Regular Interests and the Class R-2 Certificates. The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each of the Uncertificated REMIC II Regular Interests and the Class R-2 Certificates. The rights of theHolders of the Uncertificated REMIC II Regular Interests and the Class R-2 Certificates to receive distributions from the proceeds of REMIC II in respect of such Interests and such Class, and all ownership interests of the Holders of such Interests and such Class in such distributions, shall be as set forth in this Agreement.

                  (b) The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC II Regular Interests to the Trustee for the benefit of the Holders of each Class of Certificates (other than the Class R-1 Certificates and Class R-2 Certificates). The Trustee acknowledges receipt of the Uncertificated REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each Class of Certificates (other than the Class R-1 Certificates and Class R-2 Certificates). The rights of the Holders of each Class of Certificates (other than the Class R-1 Certificates and Class R-2 Certificates) to receive distributions from the proceeds of REMIC III in respect of such Classes, and all ownership interests of the Holders of Classes in such distributions, shall be as set forth in this Agreement.

         Section 2.07      ISSUANCE OF CERTIFICATES EVIDENCING INTEREST IN REMIC
                           III.

         The Trustee acknowledges the assignment to it of the Uncertificated REMIC II Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, all Classes of Certificates (other than the Class R-1 Certificates and Class R-2 Certificates) in authorized denominations, which evidence ownership of the entire REMIC III.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS
                     (SEE ARTICLE III OF THE STANDARD TERMS)

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

         Section 4.01 CERTIFICATE ACCOUNT. (SEE SECTION 4.01 OF THE STANDARD TERMS)

         Section 4.02      DISTRIBUTIONS.

                  (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to
         Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b) below), in each case to the extent of the Available Distribution Amount:

                           (i) (X) from the Available Distribution Amount
                  related to the Group 1 Loans, to the Group 1 Certificates (other than the Class 1-A-P Certificates), on a pro rata basis based on the Accrued Certificate Interest payable on such Classes of Certificates (or Subclasses, if any, with respect to the Class 1-A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the "Group 1 Senior Interest Distribution Amount"); and

                                    (Y) from the Available Distribution Amount
                  related to the Group 2 Loans, to the Group 2 Certificates (other than the Class 2-A-P Certificates), on a pro rata basis based on Accrued Certificate Interest payable on such Classes of Certificates (or Subclasses, if any, with respect to the Class 2-A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the "Group 2 Senior Interest Distribution Amount"); and

                           (ii) (X) to the Class A-P Certificates, the related
                  Class A-P Principal Distribution Amount (as defined in Section 4.02(b)(i) herein); and

                                    (Y) to the Senior Certificates (other than
                  the Class A-P Certificates), in the priorities and amounts set forth in Section 4.02(b)(ii) through Section 4.02(e), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

                                    (A) the related Senior Percentage for such
                           Distribution Date times the sum of the following:

                                            (1) the principal portion of each
                                    Monthly Payment due during the related Due
                                    Period on each Outstanding Mortgage Loan
                                    (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan) in the related Loan Group, whether or not received on or prior to the related Determination Date, minus the principal portion of any related Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan in such Loan Group) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                                            (2) the Stated Principal Balance of
                                    any Mortgage Loan in the related Loan Group repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b) of the Standard Terms) pursuant to Sections 2.02,
                                    2.04 or 4.07 of the Standard Terms and
                                    Section 2.03 of the Standard Terms and this Series Supplement, and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan from the related Loan Group pursuant to Section 2.04 of the Standard Terms or Section 2.03 of the Standard Terms and this Series Supplement, during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan in such Loan Group); and

                                            (3) the principal portion of all
                                    other unscheduled collections with respect to the related Loan Group (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan in such Loan Group described in Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation any related Insurance Proceeds, Liquidation Proceeds and

                                    REO Proceeds) received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b) of the Standard Terms) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

                                    (B) with respect to each Mortgage Loan in
                           the related Loan Group for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the Standard Terms) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the related Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the related Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C) of this Series Supplement);

                                    (C) the related Senior Accelerated
                           Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments with respect to the related Loan Group received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

                                    (D) any Excess Subordinate Principal Amount
                           for such Distribution Date allocated to the related Loan Group but only to the extent of Eligible Funds in the related Loan Group for such Distribution Date;

                                    (E) any amounts described in subsection
                           (ii)(Y), clauses (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates; and

                                    (F) to the Holders of the Group 1
                           Certificates or Group 2 Certificates, as applicable, amounts required to be distributed pursuant to
                           Section 4.02(c);

                           (iii) if the Certificate Principal Balances of the
                  Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

                           (iv) to the Holders of the Class M-1 Certificates,
                  the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                           (v) to the Holders of the Class M-1 Certificates, an
                  amount equal to (x) the Subordinate Principal Distribution Amount derived from each Loan Group for such Class of Certificates for such Distribution Date, minus (y) the amount of any related Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi),
                  (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

                           (vi) to the Holders of the Class M-2 Certificates,
                  the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                           (vii) to the Holders of the Class M-2 Certificates,
                  an amount equal to (x) the Subordinate Principal Distribution Amount derived from each Loan Group for such Class of Certificates for such Distribution Date, minus (y) the amount of any related Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii),
                  (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

                           (viii) to the Holders of the Class M-3 Certificates,
                  the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                           (ix) to the Holders of the Class M-3 Certificates, an
                  amount equal to (x) the Subordinate Principal Distribution Amount derived from each Loan Group for such Class of Certificates for such Distribution Date minus (y) the amount of any related Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

                           (x) to the Holders of the Class B-1 Certificates, the
                  Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                           (xi) to the Holders of the Class B-1 Certificates, an
                  amount equal to (x) the Subordinate Principal Distribution Amount derived from each Loan Group for such Class of Certificates for such Distribution Date minus (y) the amount of any related Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and
                  (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

                           (xii) to the Holders of the Class B-2 Certificates,
                  the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                           (xiii) to the Holders of the Class B-2 Certificates,
                  an amount equal to (x) the Subordinate Principal Distribution Amount derived from each Loan Group for such Class of Certificates for such Distribution Date minus (y) the amount of any related Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

                           (xiv) to the Holders of the Class B-3 Certificates,
                  an amount equal to (x)
                  the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a) (xv) of this Series Supplement are insufficient therefor;

                           (xv) to the Holders of the Class B-3 Certificates, an
                  amount equal to (x) the Subordinate Principal Distribution Amount derived from each Loan Group for such Class of Certificates for such Distribution Date minus (y) the amount of any related Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

                           (xvi) to the Senior Certificates, in the priority set
                  forth in Section 4.02(b) of this Series Supplement, the portion, if any, of the Available Distribution Amount for the related Loan Group remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount for each Loan Group remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

                           (xvii) to the Class R-2 Certificates, the balance, if
                  any, of the Available Distribution Amount for both Loan
                  Groups.

         Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

                  (b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

                           (i) to the Class 1-A-P Certificates and Class 2-A-P
                  Certificates from the related Available Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero, an amount (in the case of the Class 1-A-P Certificates, the "Class 1-A-P Principal Distribution Amount," and in the case of the Class 2-A-P Certificates, the "Class 2-A-P Principal Distribution Amount," and collectively, the "Class A-P Principal Distribution Amount") equal to the aggregate of:

                                    (A) the related Discount Fraction of the
                           principal portion of each Monthly Payment on each Discount Mortgage Loan in the related Loan Group due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                                    (B) the related Discount Fraction of the
                           principal portion of all unscheduled collections on each Discount Mortgage Loan in the related Loan Group received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b) of the Standard Terms) of Discount Mortgage Loans in the related Loan Group (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                                    (C) in connection with the Cash Liquidation
                           or REO Disposition of a Discount Mortgage Loan in the related Loan Group that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Discount Mortgage Loan to the extent applied as recoveries of principal;

                                    (D) any amounts allocable to principal for
                           the related Loan Group for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

                                    (E) the amount of any related Class A-P
                           Collection Shortfalls for such Distribution Date and the amount of any such Class A-P Collection

                           Shortfalls remaining unpaid for all previous
                           Distribution Dates, but only to the extent of the Eligible Funds in the related Loan Group for such Distribution Date;

                           (ii) Group 1 Senior Principal Distribution Amount
                  shall be distributed, concurrently on a pro rata basis, to the Class 1-A-4 Certificates and Class 1-A-20 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero, in an amount equal to the Lockout Percentage of the Class 1-A-4 Certificates and Class 1-A-20 Certificates PRO RATA share (based on the Certificate Principal Balance thereof relative to the aggregate Stated Principal Balance of the Group 1 Loans (other than the related Discount Fraction of the Discount Mortgage Loans in Loan Group 1)) of the aggregate of the collections described in Section 4.02(a)(ii)(Y)(A), (B),
                  (C) and (E) without any application of the Group 1 Senior Percentage or Group 1 Senior Accelerated Distribution Percentage;

         PROVIDED that, if the aggregate of the amounts set forth in Section 4.02(a)(ii)(Y)(A), (B), (C) and (E) is more than the balance of the related Available Distribution Amount remaining after the related Senior Interest Distribution Amount and the Class 1-A-P Distribution Amount have been distributed, the amount paid to the Class 1-A-4 Certificates and Class 1- A-20 Certificates pursuant to this clause
         (ii) shall be reduced by an amount equal to the Class 1-A-4 and Class 1-A-20 Certificates PRO RATA share (based on the Certificate Principal Balance thereof related to the aggregate Stated Principal Balance of the Group 1 Loans (other than the related Discount Fraction of the Discount Mortgage Loans in Loan Group 1)) of such difference;

                           (iii) the balance of the Group 1 Senior Principal Distribution Amount remaining after the distribution described in clause (ii) above shall be distributed, concurrently as follows:

                           (A) 8.73615756% to the Class 1-A-3 Certificates,
                until the Certificate Principal Balance thereof has been reduced to zero; and

                           (B) 91.26384244% in the following manner and
                  priority:

                                    (1) FIRST, to the Class 1-A-1, Class 1-A-14
                           and Class 1-A-15 Certificates, in each case until the aggregate of the Certificate Principal Balances of the Class 1-A-1, Class 1-A-14 and Class 1-A-15 Certificates has been reduced to the Aggregate Planned Principal Balance for such Distribution Date, concurrently as follows:

                                             (a) 29.13728657% to the Class 1-A-1
                                    Certificates, until the Certificate
                                    Principal Balance thereof has been reduced to zero; and

                                             (b) 70.86271343% sequentially to
                                    the Class 1-A-15 Certificates and Class
                                    1-A-14 Certificates, in each case until the Certificate Principal Balance thereof has been reduced to zero;

                                    (2) SECOND, concurrently on a pro rata
                           basis, to the Class 1-A-7 Certificates and Class 1-A-8 Certificates, until the Certificate Principal Balances thereof have been reduced to zero; and

                                    (3) THIRD, to the Class 1-A-1, Class 1-A-14
                           and Class 1-A-15 Certificates, in the manner and priority set forth in clause (iii)(B)(1) above, without regard to the Aggregate Planned Principal Balance for such Distribution Date, in each case until the Certificate Principal Balance thereof has been reduced to zero;

                (iv) the balance of the Group 1 Senior Principal Distribution Amount remaining after the distributions described in clauses (ii) and
      (iii) above shall be distributed to the Class 1-A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                (v) the balance of the Group 1 Senior Principal Distribution Amount remaining after the distributions described in clauses (ii) through
      (iv) above shall be distributed to the Class 1- A-5, Class 1-A-6, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12 and Class 1-A-13 Certificates, concurrently as follows:

                                             (a) 47.06473982% sequentially to
                                    the Class 1-A-9, Class 1-A-10, Class 1-A-11,
                                    Class 1-A-12 and Class 1- A-13 Certificates, in each case until the Certificate Principal Balance thereof has been reduced to zero; and

                                             (b) 52.93526018% sequentially to
                                    the Class 1-A-5 Certificates and Class 1-A-6
                                    Certificates, in each case until the
                                    Certificate Principal Balance thereof has been reduced to zero; and

                (vi) the balance of the Group 1 Senior Principal Distribution Amount remaining after the distributions described in clauses (ii) through
      (v) above shall be distributed, concurrently on a pro rata basis, to the Class 1-A-4 Certificates and Class 1-A-20 Certificates, until the Certificate Principal Balances thereof has been reduced to zero.

                (vii) the Group 2 Senior Principal Distribution Amount shall be distributed, concurrently on a pro rata basis, to the Class R-1, Class R-2 and Class R-3 Certificates, until the Certificate Principal Balances thereof have been reduced to zero;

                (viii) the balance of the Group 2 Senior Principal Distribution Amount remaining after the distribution described in clause (vii) above shall be distributed to the Class 2-A-12 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero, in an amount equal to the Lockout Percentage of the Class 2-A-12 Certificates PRO RATA share (based on the Certificate Principal Balance thereof relative to the aggregate Stated Principal Balance of the Group 2 Loans (other than the related Discount Fraction of the Discount Mortgage Loans in Loan Group 2)) of the aggregate of the collections described in Section 4.02(a)(ii)(Y)(A), (B) and (E) without any application of the Group 2 Senior Percentage or Group 2 Senior Accelerated Distribution Percentage;

      PROVIDED that, if the aggregate of the amounts set forth in Section 4.02a(ii)(Y)(A), (B) and (E) is more than the balance of the related Available Distribution Amount remaining after the related Senior Interest Distribution Amount and the Class 2-A-P Distribution Amount have been distributed, the amount paid to the Class 2-A-12 Certificates pursuant to this clause (viii) shall be reduced by an amount equal to the Class 2-A-12 Certificates PRO RATA share (based on the Certificate Principal Balance thereof related to the aggregate Stated Principal Balance of the Group 2 Loans (other than the related Discount Fraction of the Discount Mortgage Loans in Loan Group 2)) of such difference;

                (ix) the balance of the Group 2 Senior Principal Distribution Amount remaining after the distributions described in clauses (vii) and
      (viii) above shall be distributed, concurrently as follows:

                           (A) 26.38884491% to the Class 2-A-4 Certificates,
                until the Certificate Principal Balance thereof has been reduced to zero; and

                           (B) 73.61115509% in the following manner and
                  priority:

                                    (1) FIRST, sequentially, to the Class 2-A-1
                           Certificates and Class 2-A- 13 Certificates, in each case until the Certificate Principal Balance thereof has been reduced to the Aggregate Planned Principal Balance for such Distribution Date;

                                    (2) SECOND, concurrently on a pro rata
                           basis, to the Class 2-A-2 and Class 2-A-3
                           Certificates, until the Certificate Principal Balances thereof have been reduced to zero;

                                    (3) THIRD, sequentially, to the Class 2-A-1
                           Certificates and Class 2-A- 13 Certificates, without regard to the Planned Principal Balance for such Distribution Date, in each case until the Certificate Principal Balance thereof has been reduced to zero;

                (x) the balance of the Group 2 Senior Principal Distribution Amount remaining after the distributions described in clauses (vii) through (ix) above shall be distributed to the Class 2-A-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                (xi) the balance of the Group 2 Senior Principal Distribution Amount remaining after the distributions described in clauses (vii) through (x) above shall be distributed, concurrently on a pro rata basis, to the Class 2-A-7 Certificates and Class 2-A-8 Certificates, until the Certificate Principal Balances thereof have been reduced to zero;

                (xii) the balance of the Group 2 Senior Principal Distribution Amount remaining after the distributions described in clauses (vii) through (xi) above shall be distributed, concurrently on a pro rata basis, to the Class 2-A-9 Certificates and Class 2-A-10 Certificates, until the Certificate Principal Balances thereof have been reduced to zero; and

                (xiii) the balance of the Group 2 Senior Principal Distribution Amount remaining after the distributions described in clauses (vii) through (xii) above shall be distributed to the Class 2-A-12 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

         (c) Prior to the occurrence of the Credit Support Depletion Date but after the reduction of the Certificate Principal Balances of either the Group 1 Certificates or the Group 2 Certificates to zero, the remaining Group 1 Certificates or Group 2 Certificates as applicable, will be entitled to receive, in addition to any Principal Prepayments in Full and Curtailments related to such Certificates' respective Loan Group, 100% of the Principal Prepayments in Full and Curtailments on the Mortgage Loans in the other Loan Group, and in accordance with the priorities set forth in clause 4.02(b) above, and in reduction of the Certificate Principal Balances thereof, on any Distribution Date unless (i) the weighted average of the initial Subordinate Percentages for both Loan Groups, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, is at least two times the weighted average of the initial Subordinate Percentages for both Loan Groups (calculated on such basis) and (ii) the outstanding principal balance of the Mortgage Loans in both Loan Groups delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M Certificates and Class B Certificates, is less than 50%. In addition, on any Distribution Date prior to the Credit Support Depletion Date on which the aggregate Certificate Principal Balance of either the Group 1 Certificates or the Group 2 Certificates, as applicable, is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group in each case after giving effect to distributions to be made on such Distribution Date, (1) 100% of the Principal Prepayments in Full and Curtailments allocable to the Class M Certificates and Class B Certificates on the Mortgage Loans in the other Loan Group will be distributed to such Class or Classes of Group 1 Certificates or Group 2 Certificates, as applicable, and in accordance with the priorities set forth in clause 4.02(b) above, and in reduction of the Certificate Principal Balances thereof, until the aggregate Certificate Principal Balance of such Class or Classes of Certificates equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group, and (2) an amount equal to one month's interest at the applicable Pass-Through Rate for such Class or Classes of Certificates on the amount of such difference will be distributed from the Available Distribution Amount for the other Loan Group allocable to the Class M Certificates and Class B Certificates first to pay any unpaid interest on such Class or Classes of Certificates and then to pay principal on such Classes in the manner described in (1) above.

         (d) On or after the occurrence of the Credit Support Depletion Date but prior to the reduction of the Certificate Principal Balances of the Senior Support Certificates to zero, all priorities relating to distributions as described above in respect of principal among the various Classes of Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) the remaining Group 1 Senior Principal Distribution Amount will be distributed to the Group 1 Certificates (other than the Class 1-A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, (ii) the remaining Group 2 Senior Principal Distribution Amount will be distributed to the Group 2 Certificates (other than the Class 2-A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, (iii) the related Senior Interest Distribution Amount will be distributed as described in Section 4.02(a)(i)(X) and (Y) and (iv) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of Discount Mortgage Loans in each Loan Group will be distributed to the related Class A-P Certificates;, provided that the aggregate amount distributable to the Senior Support Certificates and Super Senior Certificates will be distributed among such Certificates in the following priority: first, to the related Super Senior Certificates, up to an amount equal to the Accrued Certificate Interest thereon; second to the related Super Senior Certificates, up to the related Super Senior Optimal Principal Distribution Amount, in reduction of the Certificate Principal Balance thereof, until such Certificate Principal Balance has been reduced to zero; third, to the related Senior Support Certificates, up to an amount equal to the Accrued Certificate Interest thereon; and fourth, to the related Senior Support Certificates, the remainder, until the Certificate Principal Balance thereof is reduced to zero.

         (e) On or after the occurrence of the Credit Support Depletion Date and upon reduction of the Certificate Principal Balances of the Senior Support Certificates to zero, all priorities relating to distributions as described above in respect of principal among the various Classes of Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) the remaining Group 1 Senior Principal Distribution Amount will be distributed to the Group 1 Certificates (other than the Class 1-A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, (ii) the remaining Group 2 Senior Principal Distribution Amount will be distributed to the Group 2 Certificates (other than the Class 2-A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, (iii) the related Senior Interest Distribution Amount will be distributed as described in Section 4.02(a)(i)(X) and (Y) and (iv) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of Discount Mortgage Loans in each Loan Group will be distributed to the related Class A-P Certificates; provided that the aggregate amount distributable to the Super Senior

      Certificates and Senior Support Certificates in respect of the aggregate Accrued Certificate Interest thereon and in respect of their aggregate pro rata portion of the Senior Principal Distribution Amount will be distributed among those certificates in the following priority: first, to the Super Senior Certificates, up to an amount equal to the Accrued Certificate Interest on those Super Senior Certificates; second, to the Super Senior Certificates, up to an amount equal to the Super Senior Optimal Principal Distribution Amount, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero; third, to the Senior Support Certificates, up to an amount equal to the Accrued Certificate Interest thereon; and fourth, to the Senior Support Certificates, the remainder, until the Certificate Principal Balance thereof has been reduced to zero.

         (f) On or after the occurrence of the Credit Support Depletion Date and after the reduction of the Certificate Principal Balance of the Senior Support Certificates to zero, all priorities relating to distributions as described above in respect of principal among the various classes of Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) the remaining Group 1 Principal Distribution Amount will be distributed to the Group 1 Certificates (other than the Class 1-A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, (ii) the remaining Group 2 Principal Distribution Amount will be distributed to the Group 2 Certificates (other than the Class 2-A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, (iii) the Senior Interest Distribution Amount will be distributed as described under "--Interest Distributions" and (iv) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of Discount Mortgage Loans in each loan group will be distributed to the related Class A-P Certificates.

         (g) After the reduction of the Certificate Principal Balances of the Senior Certificates in a certificate group (other than the related Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the related Senior Certificates (other than the related Class A-P Certificates) will be entitled to no further distributions of principal thereon and the related Available Distribution Amount will be paid solely to the holders of the related Class A-P Certificates, the related Variable Strip Certificates and the Subordinate Certificates, in each case as described herein.

         (h) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments were protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (i) with respect to the Certificates of any Class (other than the Class A-V Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-V Certificates, to the related Class A-V Certificates or any Subclass thereof in the same proportion as the related Realized Loss was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

         (i) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

         (j) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

      Section 4.03 STATEMENTS TO CERTIFICATEHOLDERS. (SEE SECTION 4.03(A) THROUGH (D) OF THE STANDARD TERMS AND EXHIBIT FOUR ATTACHED HERETO)

      (e) The Trustee will make the reports referred to in this Section 4.03 (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders and other parties to the Agreement via the Trustee's website, which is presently located at www.abs.bankone.com. Persons that are unable to use the above website are entitled to have a paper copy mailed to them via first class mail by calling the Trustee at (800) 524-9472. The Trustee shall have the right to change the way the reports referred to in this Section 4.03 are distributed in order to make such distribution more convenient and/or more accessible to the above parties and to the Certificateholders. The Trustee shall provide timely and adequate notification to all the parties mentioned above and to the Certificateholders regarding any such change.

      Section 4.04 DISTRIBUTION OF REPORTS TO THE TRUSTEE AND THE COMPANY; ADVANCES BY THE MASTER SERVICER. (SEE
                           SECTION 4.04 OF THE STANDARD TERMS)

      Section 4.05         ALLOCATION OF REALIZED LOSSES.

      Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the related Class A-P Certificates in an amount equal to the related Discount

Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans (A) in the case of a Group 1 Loan, among the Group 1 Certificates (other than the Class 1-A-P Certificates) and the Class 1-A-V Certificates in the case of an interest loss, on a pro rata basis or (B) in the case of a Group 2 Loan, among the Group 2 Certificates (other than the Class 2-A-P Certificates) and the Class 2-A-V Certificates in the case of an interest loss, on a pro rata basis (subject to Section 4.02(c)), as described below. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses, Extraordinary Losses on Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the Discount Fraction thereof and the Group 1 Senior Percentage or Group 2 Senior Percentage (as applicable) of the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated (A) in the case of a Group 1 Loan, among the Group 1 Certificates (other than the Class 1-A-P Certificates) and the Class 1-A-V Certificates in the case of an interest loss, on a pro rata basis or (B) in the case of a Group 2 Loan, among the Group 2 Certificates (other than the Class 2-A-P Certificates) and the Class 2-A-V Certificates in the case of an interest loss, on a pro rata basis, as described below; and the remainder of such Realized Losses will be allocated among the Class M Certificates and Class B Certificates, on a pro rata basis, as described below , provided, however, that Realized Losses otherwise allocable to the Super Senior Certificates will be allocated to the related Senior Support Certificates until the Certificate Principal Balance of such Senior Support Certificates is reduced to zero.

      As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

      Section 4.06 REPORTS OF FORECLOSURES AND ABANDONMENT OF MORTGAGED PROPERTY. (SEE SECTION 4.06 OF THE STANDARD TERMS)

      Section 4.07         OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS. (SEE
                           SECTION 4.07 OF THE STANDARD TERMS)

      Section 4.08         SURETY BOND. (SEE SECTION 4.08 OF THE STANDARD TERMS)

      Section 4.09         DISTRIBUTIONS ON THE UNCERTIFICATED REMIC I REGULAR
                           INTERESTS.

         (i) Uncertificated REMIC I Accrued Interest on the REMIC I Regular Interests for such Distribution Date, plus any Uncertificated REMIC I Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

         (ii) In accordance with the priorities set forth in Section 4.09(b), an amount equal to the sum of the amounts in respect of principal distributable on the REMIC II Certificates and the REMIC III Certificates (other than the Class 1-A-16 Certificates, Class 1-A-17 Certificates, Class 1-A-18 Certificates, Class 1-A-19 Certificates, Class 2-A-5 Certificates, Class 2-A-11 Certificates, Class 1-A-V Certificates and Class 2-A-V Certificates) under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

      (b) The amount described in Section 4.09(a)(ii) shall be deemed distributed first, in an amount equal to the sum of the amounts in respect of principal distributable (or deemed distributable) on REMIC II Regular Interest Y, REMIC II Regular Interest Z and the Class R-2 Certificate pursuant to Sections 4.10 and 4.02, to REMIC I Regular Interests LT-1P, LT-2P and LT- 2R in the same amounts and priorities as distributed to the Corresponding Uncertificated Interests pursuant to Section 4.10 and 4.02; second, to the extent of the remainder of the Available Distribution Amount attributable to principal in respect of Group 1 Loans, to REMIC I Regular Interest LT-1A; and third, to the extent of the remainder of the Available Distribution Amount attributable to principal in respect of Group 2 Loans, to REMIC I Regular Interest LT-2A.

      (c) The portion of the Uncertificated REMIC I Regular Interest Distribution Amounts described in Section 4.09(a) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC III Certificates relative to that assigned to the REMIC I Certificates under Section 4.02(b).

      (d) In determining from time to time the Uncertificated REMIC I Regular Interest Distribution Amounts, Realized Losses allocated to the Uncertificated REMIC II Regular Interests and REMIC II Certificates shall be allocated to the Uncertificated REMIC I Regular Interests as follows: first, in an amount equal to the aggregate Realized Losses allocated to REMIC II Regular Interest Y, REMIC II Regular Interest Z, the REMIC II Group 1 IO Interests, the REMIC II Group 2 IO Interests and the Class R-2 Certificate pursuant to Sections 4.10 and 4.05, to REMIC I Regular Interests LT-1P, LT-2P, the REMIC I Group 1 IO Interests, the REMIC I Group 2 IO Interests and REMIC I Regular Interest LT-2R, in the same amounts and priorities as allocated to the Corresponding Uncertificated Interests; second, other Realized Losses attributable to Group 1 Loans to REMIC I Regular Interest LT-1A; and third, other Realized Losses attributable to Group 2 Loans to REMIC I Regular Interest LT-2A

      (e) Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular

Interests described in this Section 4.09, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

      Section 4.10 DISTRIBUTIONS ON THE UNCERTIFICATED REMIC II REGULAR
INTERESTS.

      (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC II Regular Interests, from REMIC II, the following amounts in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-1 Certificates and Class R-2 Certificates pursuant to Section 4.02(a):

         (i) Uncertificated REMIC II Accrued Interest on the Uncertificated REMIC II Regular Interests for such Distribution Date, plus any Uncertificated REMIC II Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

         (ii) In accordance with the priorities set forth in Section 4.10(b), an amount equal to the sum of the amounts in respect of principal distributable on the REMIC III Certificates (other than the Class 1-A-16 Certificates, Class 1-A-17 Certificates, Class 1-A-18 Certificates, Class 1-A-19 Certificates, Class 2-A-5 Certificates, Class 2-A-11 Certificates, Class 1-A-V Certificates and Class 2-A-V Certificates) under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

      (b) The amount described in Section 4.10(a)(ii) shall be deemed distributed first, to REMIC II Regular Interests MT-1Pool and MT-2Pool so as to keep the Uncertificated Principal Balance of REMIC II Regular Interest MT-1Pool equal to 1% of the Uncertificated Principal Balance of REMIC I Regular Interest LT-1A and the Uncertificated Principal Balance of REMIC II Regular Interest MT-2Pool equal to 1% of the aggregate Uncertificated Principal Balance of REMIC I Regular Interests LT-2A and LT-2R; second, to REMIC II Regular Interests MT-1SUB and MT-2SUB so that the Uncertificated Principal Balance of each such REMIC II Regular Interest is equal to 0.01% of the excess of (x) the aggregate Stated Principal Balance of the Group 1 Loans or Group 2 Loans, respectively, over (y) the aggregate Certificate Principal Balance of the Group 1 Senior Certificates or Group 2 Senior Certificates, respectively (except that if any such excess is a larger number than in the preceding distribution period, the least amount of principal shall be distributed to such REMIC II Regular Interests such that the Subordinate Balance Ratio is maintained); third, an amount equal to the sum of the amounts in respect of principal distributable on the Class 1-A-1 Certificate, Class 1-A-3 Certificate, Class 1-A-5 Certificate, Class 1-A-6 Certificate, Class 1-A-9 Certificate, Class 1-A-10 Certificate, Class 1-A-11 Certificate, Class 1-A-12 Certificate, Class 1-A-13 Certificate, Class 1-A-14 Certificate, Class 1-A-15 Certificate, Class 2-A-1 Certificate, Class 2-A-4 Certificate, Class 2-A-13 Certificate, Class 1-A-P Certificate and Class 2-A-P Certificate under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b), shall be distributed to REMIC II Regular Interest MT-1A1, REMIC II Regular Interest MT-1A3, REMIC II Regular Interest MT-1A5, REMIC II Regular Interest MT-1A6, REMIC II Regular Interest MT-1A9, REMIC II Regular Interest MT-1A10, REMIC II Regular Interest MT-1A11, REMIC II Regular Interest MT-1A12, REMIC II

Regular Interest MT-1A13, REMIC II Regular Interest MT-1A14, REMIC II Regular Interest MT-1A15, REMIC II Regular Interest MT-2A1, REMIC II Regular Interest MT-2A4, REMIC II Regular Interest MT-2A13, REMIC II Regular Interest Y, REMIC II Regular Interest Z in the same amounts and priorities as distributed to the Corresponding Certificated Interests; and fourth, any remaining principal to REMIC II Regular Interest MT-X.

      (c) The portion of the Uncertificated REMIC II Regular Interest Distribution Amounts described in Section 4.10(a) shall be deemed distributed by REMIC II to REMIC III in accordance with the priority assigned to the REMIC III Certificates relative to that assigned to the REMIC II Certificates under
Section 4.02(b).

      (d) In determining from time to time the Uncertificated REMIC II Regular Interest Distribution Amounts, Realized Losses allocated to the REMIC III Certificates (other than the Class A-V Certificates) and the Uncertificated Class A-V Regular Interests shall be allocated to the Uncertificated REMIC I Regular Interests as follows: first, to REMIC II Regular Interests MT-1Pool and MT-2Pool so as to keep the Uncertificated Principal Balance of REMIC II Regular Interest MT- 1Pool equal to 1% of the Uncertificated Principal Balance of REMIC I Regular Interest LT-1A and the Uncertificated Principal Balance of REMIC II Regular Interest MT-2Pool equal to 1% of the aggregate Uncertificated Principal Balance of REMIC I Regular Interests LT-2A and LT-2R; second, to REMIC II Regular Interests MT-1SUB and MT-2SUB so that the Uncertificated Principal Balance of each such REMIC II Regular Interest is equal to 0.01% of the excess of (x) the aggregate Stated Principal Balance of the Group 1 Loans and Group 2 Loans, respectively, over (y) the Certificate Principal Balance of the Group 1 Senior Certificates or Group 2 Senior Certificates, respectively (except that if any such excess is a larger number than in the preceding distribution period, the least amount of Realized Losses shall be applied to such REMIC II Regular Interests such that the Subordinate Balance Ratio is maintained); third, an amount of Realized Losses equal to the aggregate Realized Losses applied to the Class 1-A-1 Certificate, Class 1-A-3 Certificate, Class 1-A- 5 Certificate, Class 1-A-6 Certificate, Class 1-A-9 Certificate, Class 1-A-10 Certificate, Class 1-A- 11 Certificate, Class 1-A-12 Certificate, Class 1-A-13 Certificate, Class 1-A-14 Certificate, Class 1-A-15 Certificate, Class 2-A-1 Certificate, Class 2-A-4 Certificate, Class 2-A-13 Certificate, Class 1-A-P Certificate, Class 2-A-P Certificate, the Uncertificated Class 1-A-V REMIC Regular Interests and the Uncertificated Class 2-A-V REMIC Regular Interests under Section 4.05 and 4.11(b) shall be applied to REMIC II Regular Interest MT-1A1, REMIC II Regular Interest MT-1A3, REMIC II Regular Interest MT-1A5, REMIC II Regular Interest MT-1A6, REMIC II Regular Interest MT-1A9, REMIC II Regular Interest MT-1A10, REMIC II Regular Interest MT-1A11, REMIC II Regular Interest MT-1A12, REMIC II Regular Interest MT-1A13, REMIC II Regular Interest MT-1A14, REMIC II Regular Interest MT-1A15, REMIC II Regular Interest MT-2A1, REMIC II Regular Interest MT-2A4, REMIC II Regular Interest MT-2A13, REMIC II Regular Interest Y, REMIC II Regular Interest Z, the REMIC II Group 1 IO Interests and the REMIC II Group 2 IO Interests in the same amounts and priorities as applied to the Corresponding Certificated Interests; fourth, the remaining Realized Losses shall be allocated to REMIC II Regular Interest MT-X.

      (e) On each Distribution Date, the Trustee shall be deemed to distribute from REMIC III, in the priority set forth in Sections 4.02(a) and (b), to the REMIC III Certificates the amounts distributable thereon, from the Uncertificated REMIC II Regular Interest Distribution Amounts deemed to have been received by REMIC III from REMIC II under this Section 4.10.

      (f) Notwithstanding the deemed distributions on the Uncertificated REMIC II Regular Interests described in this Section 4.10, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

      Section 4.11 DISTRIBUTIONS ON THE UNCERTIFICATED CLASS A-V REMIC REGULAR INTERESTS.

      (a) On each Distribution Date, the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated Class A-V REMIC Regular Interests, Uncertificated Class A-V REMIC Accrued Interest on the related Uncertificated Class A-V REMIC Regular Interests for such Distribution Date, plus any related Uncertificated Class A-V REMIC Accrued Interest thereon remaining unpaid from any previous Distribution Date.

      (b) In determining from time to time the Uncertificated Class A-V REMIC Regular Interest Distribution Amounts, Realized Losses allocated to the Class A-V Certificates under Section 4.05 shall be deemed allocated to related Uncertificated Class A-V REMIC Regular Interests on a pro rata basis based on the related Uncertificated Class A-V REMIC Accrued Interest for the related Distribution Date.

      (c) On each Distribution Date, the Trustee shall be deemed to distribute from the Trust Fund, in the priority set forth in Sections 4.02(a), to the Class A-V Certificates, the amounts distributable thereon from the related Uncertificated Class A-V REMIC Regular Interest Distribution Amounts deemed to have been received by the Trustee from the Trust Fund under this Section 4.11. The amount deemed distributable hereunder with respect to the Class 1-A-V Certificates shall equal 100% of the amounts payable with respect to the Uncertificated Class 1-A-V REMIC Regular Interests. The amount deemed distributable hereunder with respect to the Class 2-A-V Certificates shall equal 100% of the amounts payable with respect to the Uncertificated Class 2-A-V REMIC Regular Interests.

      (d) Notwithstanding the deemed distributions on the Uncertificated Class A-V REMIC Regular Interests described in this Section 4.11, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

                                    ARTICLE V

                                THE CERTIFICATES

      Section 5.01.        THE CERTIFICATES. (SEE SECTION 5.01 OF THE STANDARD
                           TERMS)

      Section 5.02.        REGISTRATION OF TRANSFER AND EXCHANGE OF
                           CERTIFICATES.

         (a) - (e)(iii)(A). (See Section 5.02(a) - (e)(iii)(A) of the Standard Terms)

         (B) Any purported Certificate Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, the Underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         (f) - (h). (See Section 5.02(f) - (h) of the Standard Terms)

      Section 5.03.        MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.
                           (SEE SECTION 5.03 OF THE STANDARD TERMS)

      Section 5.04. PERSONS DEEMED OWNERS. (SEE SECTION 5.04 OF THE STANDARD TERMS)

      Section 5.05. APPOINTMENT OF PAYING AGENT. (SEE SECTION 5.05 OF THE STANDARD TERMS)

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER
                     (SEE ARTICLE VI OF THE STANDARD TERMS)

                                   ARTICLE VII

                                     DEFAULT
                     (SEE ARTICLE VII OF THE STANDARD TERMS)

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE
                    (SEE ARTICLE VIII OF THE STANDARD TERMS)

                                   ARTICLE IX

                                   TERMINATION
                     (SEE ARTICLE IX OF THE STANDARD TERMS)

                                    ARTICLE X

                                REMIC PROVISIONS

      Section 10.01 REMIC ADMINISTRATION. (SEE SECTION 10.01 OF THE STANDARD TERMS)

      Section 10.02 MASTER SERVICER; REMIC ADMINISTRATOR AND TRUSTEE INDEMNIFICATION. (SEE SECTION 10.02 OF THE STANDARD TERMS)

      Section 10.03        DESIGNATION OF REMIC(S).

      The REMIC Administrator will make elections to treat each of REMIC I and REMIC II, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund) as a REMIC for federal income tax purposes.

      The Uncertificated REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-1 Certificates shall be designated as the sole class of "residual interest" in REMIC I. The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19,
Class 1-A-20, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-A-9, Class 2-A-10, Class 2-A-11, Class 2-A-12, Class 2-A-13, Class 1-A-P, Class 2-A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the rights in and to which will be represented by the related Class A-V Certificates, will be "regular interests" in REMIC II, and the Class R-2 Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined in the Standard Terms) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c) of the Standard Terms, any such Subclass will represent the related Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the related Class A-V Certificates pursuant to said Section.

      Section 10.04        [RESERVED].

      Section 10.05        COMPLIANCE WITH WITHHOLDING REQUIREMENTS.

      Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original interest discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

      Section 11.01        AMENDMENT.  (SEE SECTION 11.01 OF THE STANDARD TERMS)

      Section 11.02        RECORDATION OF AGREEMENT. COUNTERPARTS. (SEE SECTION
                           11.02 OF THE STANDARD TERMS)

      Section 11.03        LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. (SEE
                           SECTION 11.03 OF THE STANDARD TERMS)

      Section 11.04        GOVERNING LAWS. (SEE SECTION 11.04 OF THE STANDARD
                           TERMS)

      Section 11.05 NOTICES. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:


               RECIPIENT                            ADDRESS
Company                                 8400 Normandale Lake Boulevard
                                        Suite 250, Minneapolis, Minnesota  55437,
                                        Attention:  President

Master Servicer                         2255 N. Ontario Street, Suite 400
                                        Burbank, California 91504-2130,
                                        Attention:  Managing Director/Master Servicing

                                        Corporate Trust Office
                                        The Trustee designates its offices located at
Trustee                                 14 Wall Street, 8th Floor
                                        New York, New York 10005, for the purposes of Section 8.12 of the Standard Terms

Fitch                                   One State Street Plaza
                                        New York, New York 10004

Standard & Poor's                       55 Water Street
                                        New York, New York 10041



Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         Section 11.06 REQUIRED NOTICES TO RATING AGENCY AND SUBSERVICER. (SEE SECTION 11.06 OF THE STANDARD TERMS)

         Section 11.07 SEVERABILITY OF PROVISIONS. (SEE SECTION 11.07 OF THE STANDARD TERMS)

         Section 11.08     SUPPLEMENTAL PROVISIONS FOR RESECURITIZATION. (SEE
                           SECTION 11.08 OF THE STANDARD TERMS)

         Section 11.09     ALLOCATION OF VOTING RIGHTS.

         91.5% of all voting rights will be allocated among all holders of the certificates, other than the Interest Only Certificates and Residual Certificates, in proportion to their then outstanding Certificate Principal Balances, 1.0%, 1.0%, 1.0%, 1.0%, 1.0% and 1.0% of all voting rights will be allocated among the each of the Holders of the Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1- A-18, Class 1-A-19, Class 2-A-5 and Class 2-A-11 Certificates, 0.5% and 0.5% of all voting rights will be allocated among the Holders of the Class 1-A-V Certificates and Class 2-A-V Certificates, respectively, and 0.5%, 0.5% and 0.5% of all voting rights will be allocated among the Holders of the Class R-1, Class R-2 and Class R-3 Certificates, respectively, in proportion to their respective Percentage Interests.

                                   ARTICLE XII

                                   [RESERVED]

         IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


[Seal]                                       RESIDENTIAL FUNDING MORTGAGE
                                                      SECURITIES I, INC.

Attest:                                      By:_________________________
         Name:    Lisa Lundsten              Name:  Randy Van Zee
         Title:   Vice President             Title: Vice President



[Seal]
                                             RESIDENTIAL FUNDING CORPORATION

Attest:                                      By:__________________________
         Name:    Randy Van Zee              Name:    Lisa Lundsten
         Title:   Director                   Title:   Managing Director



[Seal]                                       BANK ONE, NATIONAL ASSOCIATION
                                                           as Trustee

Attest:
         Name:                               By:__________________________
         Title:                              Name:   Keith R. Richardson
                                             Title:  Vice President

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )

                  On the 30th day of October, 2001 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                               Notary Public

                                                               -----------------

[Notarial Seal]

STATE OF MINNESOTA      )
                        ) ss.:
COUNTY OF HENNEPIN      )

                  On the 30th day of October, 2001 before me, a notary public in and for said State, personally appeared Lisa Lundsten, known to me to be a Managing Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                              Notary Public

                                                              ------------------

[Notarial Seal]

STATE OF ILLINOIS       )
                        ) ss.:
COUNTY OF COOK          )

                  On the 30th day of October, 2001 before me, a notary public in and for said State, personally appeared Keith R. Richardson, known to me to be a Vice President of Bank One, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                             Notary Public

                                                             -------------------


[Notarial Seal]

                                   EXHIBIT ONE
                     MORTGAGE LOAN SCHEDULE FOR LOAN GROUP 1

                            (Available Upon Request)

                                   EXHIBIT TWO
                     MORTGAGE LOAN SCHEDULE FOR LOAN GROUP 2

                            (Available Upon Request)

                                  EXHIBIT THREE
                         SCHEDULE OF DISCOUNT FRACTIONS

                            (Available Upon Request)

                                  EXHIBIT FOUR

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

                  (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

                  (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

                  (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

                  (iv) the amount of any Advance by the Master Servicer pursuant to Section 4.04;

                  (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

                  (vi) the aggregate Certificate Principal Balance of each Class of Certificates and each of the Group 1 Senior, Group 2 Senior, Class M and Class B Percentages, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

                  (vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

                  (viii) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and
         (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

                  (ix) the number, aggregate principal balance and book value of any REO Properties;

                  (x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

                  (xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

                  (xii) the weighted average Pool Strip Rate for such Distribution Date and the Pass- Through Rate with respect to the Class A-V Certificates and each Subclass, if any, thereof;

                  (xiii)   [RESERVED];

                  (xiv) the Notional Amount with respect to each class of Interest Only Certificates and each Subclass Notional Amount;

                  (xv) the occurrence of the Credit Support Depletion Date;

                  (xvi) the related Senior Accelerated Distribution Percentage applicable to such distribution;

                  (xvii) the related Senior Percentage for such Distribution
         Date;

                  (xviii) the aggregate amount of Realized Losses for such Distribution Date;

                  (xix) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty assigned to the Trustee pursuant to Section 2.04;

                  (xx) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

                  (xxi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

The Trustee's internet website will initially be located at http://www.abs.bankone.com. To receive this statement via first class mail, telephone the Trustee at (800) 524-9472.

                                  EXHIBIT FIVE

                     STANDARD TERMS OF POOLING AND SERVICING
                       AGREEMENT DATED AS OF JULY 1, 2001

                                   EXHIBIT SIX

                      AGGREGATE PLANNED PRINCIPAL BALANCES



                                    AGGREGATE                  AGGREGATE
                                PLANNED PRINCIPAL          PLANNED PRINCIPAL
                             BALANCES FOR CLASSES 1     BALANCES FOR CLASSES 2
                              A-1, 1-A-14 AND 1-A-15         A-1 AND 2-A-13
DISTRIBUTION DATE                  CERTIFICATES               CERTIFICATES

Initial Balance............      $120,121,000.00             $33,569,000.00
November 25, 2001..........       119,597,849.59              33,457,320.31
December 25, 2001..........       118,994,589.75              33,325,190.98
January 25, 2002...........       118,311,400.45              33,172,865.40
February 25, 2002..........       117,548,513.15              33,000,389.10
March 25, 2002.............       116,706,210.76              32,807,820.57
April 25, 2002.............       115,784,827.58              32,595,231.29
May 25, 2002...............       114,784,749.15              32,362,705.70
June 25, 2002..............       113,706,412.10              32,110,341.14
July 25, 2002..............       112,550,303.87              31,838,247.85
August 25, 2002 ...........       111,316,962.44              31,546,548.86
September 25, 2002.........       110,006,975.98              31,235,379.97
October 25, 2002...........       108,620,982.44              30,904,889.61
November 25, 2002..........       107,159,669.08              30,555,238.77
December 25, 2002..........       105,623,771.99              30,186,600.86
January 25, 2003...........       104,014,075.47              29,799,161.62
February 25, 2003..........       102,331,411.48              29,393,118.92
March 25, 2003.............       100,576,658.90              28,968,682.66
April 25, 2003.............        98,750,742.83              28,526,074.57
May 25, 2003...............        96,854,633.83              28,065,528.01
June 25, 2003..............        94,889,347.07              27,587,287.84
July 25, 2003..............       $92,855,941.49             $27,091,610.12
August 25, 2003 ...........        90,755,518.81              26,578,761.97
September 25, 2003.........        88,589,222.62              26,049,021.29
October 25, 2003...........        86,358,237.34              25,502,676.53
November 25, 2003..........        84,063,787.16              24,940,026.43
December 25, 2003..........        81,707,134.90              24,361,379.75
January 25, 2004...........        79,289,580.93              23,767,055.01
February 25, 2004..........        76,812,461.92              23,157,380.16
March 25, 2004.............        74,351,651.94              22,532,692.33
April 25, 2004.............        71,907,046.13              21,912,117.41
May 25, 2004...............        69,478,540.28              21,295,628.96
June 25, 2004..............        67,066,030.90              20,683,200.71
July 25, 2004..............        64,669,415.14              20,074,806.55
August 25, 2004 ...........        62,288,590.85              19,470,420.56
September 25, 2004.........        59,923,456.51              18,870,016.95
October 25, 2004...........        57,573,911.30              18,273,570.16
November 25, 2004..........        55,239,855.03              17,681,054.73
December 25, 2004..........        52,921,188.19              17,092,445.42
January 25, 2005...........        50,617,811.90              16,507,717.12
February 25, 2005..........        48,329,627.93              15,926,844.89

March 25, 2005.............        46,056,538.69              15,349,803.98
April 25, 2005.............        43,798,447.23              14,776,569.77
May 25, 2005...............        41,555,257.24              14,207,117.81
June 25, 2005..............        39,326,873.03              13,641,423.82
July 25, 2005..............        37,113,199.52              13,079,463.65
August 25, 2005 ...........        34,914,142.29              12,521,213.35
September 25, 2005.........        32,729,607.51              11,966,649.09
October 25, 2005...........        30,559,501.96              11,415,747.21
November 25, 2005..........        28,403,733.04              10,868,484.22
December 25, 2005..........        26,262,208.76              10,324,836.75
January 25, 2006...........        24,134,837.71               9,784,781.60
February 25, 2006..........        22,021,529.10               9,248,295.74
March 25, 2006.............        19,922,192.72               8,715,356.25
April 25, 2006.............        17,836,738.95               8,185,940.40
May 25, 2006...............        15,765,078.78               7,660,025.59
June 25, 2006..............        13,707,123.74               7,137,589.35
July 25, 2006..............        11,662,785.97               6,618,609.40
August 25, 2006............         9,631,978.18               6,103,063.57
September 25, 2006.........         7,614,613.64               5,590,929.85
October 25, 2006...........         5,610,606.20               5,082,186.36
November 25, 2006..........         3,727,412.37               4,603,952.58
December 25, 2006..........         1,857,213.22               4,129,017.34
January 25, 2007...........                 0.00               3,657,359.31
February 25, 2007..........                 0.00               3,188,957.27
March 25, 2007.............                 0.00               2,723,790.15
April 25, 2007.............                 0.00               2,261,837.04
May 25, 2007...............                 0.00               1,803,077.14
June 25, 2007..............                 0.00               1,347,489.80
July 25, 2007..............                 0.00                 895,054.49
August 25, 2007............                 0.00                 445,750.85
September 25, 2007 and
thereafter.................                 0.00                       0.00



                                       -2-